                                                                    EXHIBIT 10.8

                       FFE TRANSPORTATION SERVICES, INC.
                       ---------------------------------
                         EMPLOYEE STOCK OWNERSHIP PLAN
                         -----------------------------

                    (As Restated Effective January 1, 1987)

                                  ARTICLE ONE
                                  -----------

                                    PURPOSE
                                    -------


          Section 1.1.  Introduction.  The following are provisions of the FFE
          -----------   ------------
TRANSPORTATION SERVICES, INC. EMPLOYEE STOCK OWNERSHIP PLAN ("Plan") (as restated effective January 1, 1987). The Plan was established effective January 1, 1985 and was restated, effective January 1, 1989, to incorporate the original Plan and the subsequent amendments into one document. The Plan is now restated to incorporate the restated Plan and the additional amendments into one document which is intended to maintain the qualification of the Plan under Section 401(a) of the Internal Revenue Code of 1986 as amended ("Code") and applicable regulations. The restated Plan is effective January 1, 1987, except as otherwise provided herein. The Plan consists of the Plan document herein and the separate Trust Agreement.

          Section 1.2.  Purpose.  The purpose of the Plan is to reward eligible
          -----------   -------
Employees of the Employer who become Participants in the Plan with an opportunity to acquire the common stock of Frozen Food Express Industries, Inc., the parent corporation of FFE Transportation Services, Inc., thereby promoting Employee interest in the business endeavors of the parent and its subsidiaries and enhancing the welfare of the Employees. The Plan is designed to invest primarily in the common stock of Frozen Food Express Industries, Inc., is intended to qualify under Code Section 401(a) as a leveraged employee stock ownership plan as defined by Code Section 4975(e) and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974 as amended ("ERISA"). The benefits provided by the Plan will be paid from the Trust and will be in addition to the benefits eligible Employees are entitled to receive under any other programs of the Employer and from the federal Social Security Act. The Plan and the Trust are established and shall be maintained for the exclusive benefit of the eligible Employees of the Employer and their Beneficiaries.


                                 * * * * * * *

                                       1
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                                 ARTICLE TWO
                                 -----------

                                 DEFINITIONS
                                 -----------


     As used herein, the following words and phrases shall have the respective meanings set forth in this Article, unless the context clearly indicates otherwise:

     Section 2.1.  Account Balance means the amount standing in a Participant's
     -----------   ---------------
Individual Account(s) as of any date derived from both Employer Contributions and Employee Contributions, if any.

    Section 2.2.  Administrator means the Committee designated by the Employer
    -----------   -------------
unless the Employer designates another person to hold the position of Administrator by written Employer action.

    Section 2.3.  Affiliate means any company, other than an Employer, included
    -----------   ---------
within a "controlled group of corporations" defined by Code Section 1563(a) determined without regard to subsections (a)(4) and (e)(3)(C) of Code Section 1563, and Code Section 409(l)(4), which contains an Employer.

     Section 2.4.  Allocation Date/Accounting Date means DECEMBER 31 of each
     -----------   -------------------------------
Plan Year.

     Section 2.5.  Alternate Payee means any spouse, former spouse, child, or
     -----------   ---------------
other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

     Section 2.6.  Annual Compensation.
     -----------   -------------------

     (a) Annual Compensation, pursuant to the safe harbor definition of Treasury Regulation Section 1.415-2(d)(10), means wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan described in Treasury Regulation Section 1.62-2(c), and excluding the following:

          (i) contributions by the Employer to any qualified deferred compensation plan (to the extent not includable in the Participant's gross income) or simplified employee pension defined in Code Section 408(k) (to the extent not includable in the Participant's gross income);

          (ii) distributions from any plan of deferred compensation;

          (iii) amounts realized from the exercise of any nonqualified stock option, or, in the case of restricted stock, when such stock becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (iv) amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

          (v) other amounts which receive special tax benefits such as premiums paid by the Employer (to the extent not includable in the Participant's gross income) under group term life insurance, contributions by the Employer to an annuity under Code Section 403(b) (to

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

          the extent not includable in the Participant's gross income), and any other amounts received under any Employer sponsored fringe benefit plan (to the extent not includable in the Participant's gross income).

     (b) Annual Compensation for any Limitation Year includes compensation received by an Employee in that Limitation Year from an Employer prior to the Employee becoming a Participant in the Plan.

     (c) Notwithstanding the foregoing, Annual Compensation taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000, or such larger amount the Secretary of the Treasury may prescribe for the relevant year. (However, for Plan Years beginning prior to January 1, 1989, the $200,000 limit shall apply only for Top Heavy Plan Years and shall not be adjusted.) The $200,000 limit shall be adjusted by the Secretary at the same time and in the same manner as under Code
Section 415(d) except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year. If the period for determining compensation used in calculating an Employee's allocation for a determination period is a short Plan Year the Annual Compensation limit is an amount equal to the otherwise applicable Annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year and the denominator of which is twelve (12). If Compensation for any prior determination period is taken into account in determining an Employee's allocations or benefits for the current determination period, the Compensation for such prior year is subject to the applicable Annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable Annual Compensation limit is $200,000. The $200,000 (or adjusted) Annual Compensation limit applies to the combined Annual Compensation of the Employee and of any Family Member aggregated with the Employee under Section 2.25 who is either (i) the Employee's spouse, or (ii) the Employee's lineal descendant under the age of 19. If, for a Plan Year, the combined Annual Compensation of the Employee and the Family Members who are Participants entitled to an allocation for that Plan Year exceeds the $200,000 (or adjusted) limit, Annual Compensation for each such Participant, for purposes of the contribution and allocation provisions of Articles 3 and 5, means his or her Adjusted Compensation. Adjusted Compensation is the amount which bears the same ratio to the $200,000 (or adjusted) limit as the affected Participant's Annual Compensation without regard to the $200,000 (or adjusted) limit bears to the combined Annual Compensation of all the affected Participants in the family unit. If the Plan uses permitted disparity, the Committee must determine the integration level of each affected Family Member Participant prior to prorating the $200,000 (or adjusted) limit, but the combined integration level of the affected Participants may not exceed the $200,000 (or adjusted) limit. The combined Excess Compensation of the affected Participants in the family unit may not exceed the $200,000 (or adjusted) limit minus the affected Participants' combined integration level, as determined under the preceding sentence. If the combined Excess Compensation exceeds this limit, the Committee will prorate the Excess Compensation limit among the affected Participants in the family unit in proportion to each individual's Adjusted Compensation minus his or her integration level.

     (d) For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Annual Compensation means Annual Compensation defined in this Section 2.6, except any exclusions from Annual Compensation other than the exclusions described in clauses (a)(i), (ii), (iii), (iv), and
(v) do not apply. The Employer also may elect to use an alternate nondiscriminatory definition, under Code Section 414(s) and the applicable Treasury regulations. In determining Annual Compensation under this paragraph, the Employer may elect to include all Elective Contributions made by the Employer on behalf of the Employees. The Employer's election to include Elective Contributions must be consistent and uniform for Employees and all plans of the Employer for any particular Plan Year. The Employer may make this election to include Elective Contributions for nondiscrimination testing purposes, whether or not this Section includes Elective Contributions in the general Annual Compensation definition of the Plan.

     (e) Notwithstanding the foregoing, Annual Compensation for any Self-Employed Individual means Earned Income.

     (f) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

          If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

     Section 2.7.  Beneficiary means a person or entity, either in an individual
     -----------   -----------
or fiduciary capacity, entitled to receive benefits upon the death of a Participant or Former Participant pursuant to Article Eight. A Beneficiary who becomes entitled to a benefit under the Plan shall remain a Beneficiary under the Plan until the Trustee has fully distributed the benefits to the Beneficiary. A Beneficiary's right to information or data concerning the Plan, and the respective duties of the Administrator, the Committee and the Trustee to provide to the Beneficiary information or data concerning the Plan, shall not arise until the Beneficiary first becomes entitled to receive a benefit under the Plan. For purposes of determining whether the Plan is a Top-Heavy Plan, a Beneficiary of a deceased Participant shall be considered a Key Employee or a Non-Key Employee in accordance with the applicable Treasury Regulations.

     Section 2.8.  Code means the Internal Revenue Code of 1986, as amended from
     -----------   ----
time to time.

     Section 2.9.  Committee means the Administrative Committee provided for in
     -----------   ---------
Article Nine.

     Section 2.10.  Determination Date means (a) the last day of the preceding
     ------------   ------------------
Plan Year or (b) in the case of the first Plan Year, the last day of the first Plan Year.

     Section 2.11.  Disability means a physical or mental condition of a
     ------------   ----------
Participant which appears to permanently prevent him from satisfactorily performing his usual duties for the Employer or such other duties which the Employer makes available to him and for which the Participant is qualified by reason of his training, education or experience. Determination of the fact of a Participant's Disability, and the date it began, shall be made by the Committee based upon medical reports and other evidence satisfactory to the Committee. These determinations shall be made on the basis of criteria applied uniformly to all Participants and shall be final as to all parties.

     Section 2.12.  Early Retirement Age means, as applied to each Participant
     ------------   --------------------
or Former Participant, the first day of the month in which the Participant or Former Participant has attained age fifty-five (55). EFFECTIVE JANUARY 1, 1989, Early Retirement Age means, as applied to each Participant or Former Participant, the first day of the month in which the Participant or Former Participant has attained age fifty-five (55) and has completed at least ten (10) Years of Vesting Service with the Employer defined in Section 2.57(b).

     Section 2.13.  Early Retirement Date means the first day next following the
     ------------   ---------------------
date the Participant attains Early Retirement Age and which immediately follows the last day on which the Participant is an Employee, or, if later, the last day of the Participant's Authorized Leave of Absence, if any.

     Section 2.14.  Effective Date.  The original Effective Date of this Plan is
     ------------   --------------
JANUARY 1, 1985. The Effective Date of this Plan as restated during the 1994 Plan Year is JANUARY 1, 1987, except the effective date of the vesting schedule in Section 6.2 is JANUARY 1, 1989.

     Section 2.15.  Employee.
     ------------   --------

     (a) Employee means any individual currently employed to render personal services under the control of an Employer maintaining the Plan or of any other Employer required to be aggregated with the Employer under Code Sections 414(b),
(c), (m) or (o).

     (b) The Plan treats any Leased Employee as an Employee of the Employer unless excluded by an exclusion classification in Section 3.1. A Leased Employee is an individual, who otherwise is not an Employee of the Employer, who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code Section 144(a)(3)) on a substantially full time basis for at least one (1) year and who performs services historically performed by Employees in the Employer's business field. If a Leased Employee is treated as an Employee because of this Section 2.15, Annual Compensation includes compensation from the leasing organization which is attributable to services performed for the Employer.

     (c) Notwithstanding the foregoing, the Plan does not treat any Leased Employee as an Employee of the Employer if the leasing organization covers the Employee in a safe harbor plan and, prior to the application of this safe harbor plan exception, twenty percent (20%) or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least ten percent (10%) of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the ten percent (10%) contribution on the basis of compensation defined in Code Section 415(c)(3) plus salary deferrals.

     (d) The Committee must apply this Section 2.15 in a manner consistent with Code Sections 414(n) and 414(o) and the applicable Treasury regulations. The Committee will reduce a Leased Employee's allocation of Employer Contributions under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer. The leasing organization's plan must be a money purchase pension plan which would satisfy the definition under this Section 2.15 of a safe harbor plan, irrespective of whether the Employer is able to apply the safe harbor plan exception.

     Section 2.16.  Employer/Plan Sponsor.  Employer means FFE TRANSPORTATION
     ------------   ---------------------
SERVICES, INC., LISA MOTOR LINES, INC., W & B REFRIGERATION SERVICE COMPANY, GLOBAL REFRIGERANT MANAGEMENT, INC., or any other Affiliate who with the written consent of the Plan Sponsor adopts this Plan on the effective date of its election to participate. Plan Sponsor means FFE TRANSPORTATION SERVICES, INC.

     Section 2.17.  Employer Contributions means those contributions made to the
     ------------   ----------------------
Trust by the Employer pursuant to Section 4.1 of the Plan.

     Section 2.18.  Employer Securities.
     ------------   -------------------

     (a) Employer Securities means those unrestricted shares of voting common stock issued by Frozen Food Express Industries, Inc., the parent corporation of FFE Transportation Services, Inc., and any common or preferred stock issued by the Employer or by an Affiliate which constitute Employer Securities under Code
Section 409(l) and 4975(e)(8).

     (b) Qualifying Employer Securities means:

          (i) Common stock issued by the Employer (or by a corporation which is a member of the same controlled group) which is readily tradeable on an established securities market; or

          (ii) If there is no common stock which meets the requirements of (i) above, then common stock issued by the Employer (or by a corporation which is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of:

               (A) that class of common stock of the Employer (or any other such corporation) having the greatest voting power; and

               (B) that class of common stock of the Employer (or of any other such corporation) having the greatest dividend rights; or

          (iii) Noncallable preferred stock, if such stock is convertible at any time into stock which meets the requirements of (i) or (ii) (whichever is applicable) and if such conversion is at a conversion price that is reasonable. A preferred stock will be considered noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence in accordance with applicable Treasury regulations.

     Section 2.19.  Entry Date means the restated Effective Date and every
     ------------   ----------
JANUARY 1 and JULY 1 after the restated Effective Date.

     Section 2.20.  ERISA means the Employee Retirement Income Security Act of
     ------------   -----
1974, as amended from time to time.

     Section 2.21.  Family Member means an Employee's spouse and lineal
     ------------   -------------
ascendants or descendants and the spouses of lineal ascendants and descendants, as described in Code Section 414(q)(6)(B).

     Section 2.22.  Forfeiture means the loss, by a Participant or Beneficiary,
     ------------   ----------
pursuant to Section 6.3, of that part of the benefit which the Participant or Beneficiary otherwise would have received under the Plan at any time prior to the termination of the Plan or the complete discontinuance of benefits under the Plan, arising from the Participant's severance of employment before the Participant's interest is fully vested.

     Section 2.23.  Former Employee means any individual who is no longer
     ------------   ---------------
employed by the Employer.

     Section 2.24.  Former Participant means any individual who has been a
     ------------   ------------------
Participant in the Plan, but who is either no longer employed by the Employer or is otherwise no longer eligible to participate and has not yet received the entire benefit to which the individual is entitled under the Plan.

     Section 2.25.  Highly Compensated Employee.  Highly Compensated Employee
     ------------   ---------------------------
means any Participant or Former Participant who is a Highly Compensated Employee, defined in Code Section 414(q). Generally, any Participant or Former Participant is considered a Highly Compensated Employee if, during the Plan Year (the "Determination Year") or during the twelve month period immediately preceding the Determination Year or, if the Employer elects, the calendar year ending with or within the Determination Year (the "Look Back Year"), the Participant or Former Participant:

     (a)  was at any time a Five Percent Owner, defined in Section 2.51(g);

     (b) received Compensation from the Employer in excess of $75,000, as adjusted by the Secretary of the Treasury for the relevant year;

     (c) received Compensation from the Employer in excess of $50,000, as adjusted by the Secretary of the Treasury for the relevant year, and was in the top-paid group of Employees for the relevant year. An Employee is in the top-paid group of Employees for any Plan Year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Annual Compensation paid during the Plan Year. However, solely for determining the total number of active Employees for a year, the following Employees are disregarded:

           (i) The Employees described in this subsection (i) are excluded on the basis of age or Service:

               (A) Employees who have not completed six (6) months of Service by the end of the year. (An Employee's Service in the immediately preceding year is added to the Employee's Service in the current year to determine whether the exclusion applies in the current year.);

               (B) Employees who normally work less than 17 1/2 hours per week. (This determination is made independently for each year. Weeks during which the Employee did not work are not considered. An Employee who works less than 17 1/2 hours a week for fifty percent (50%) or more of the total weeks worked by the Employee during the year is deemed to normally work less than 17 1/2 hours per week under this rule.);

          (ii) Employees who are included in a unit of employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Employer which satisfies Code Section 7701(a)(46) and Temporary Treasury Regulation Section 301.7701-17T are included in determining the number of Employees in the top-paid group unless the following exception applies. If ninety percent (90%) or more of the Employees of the Employer are covered under collective bargaining agreements that the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, which agreements satisfy Code Section 7701(a)(46) and Temporary Treasury Regulation
          Section 301.7701-17T, and the Plan covers only Employees who are not covered under the agreements, then the Employees who are covered under the agreements are (A) not counted in determining the number of noncollective bargaining employees who will be included in the top-paid group in testing the Plan; and (B) not included in the top-paid group in testing the Plan.

     (d) was at any time an officer of the Employer having Compensation greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for the relevant year. The number of officers taken into account under clause
(d) will not exceed the greater of three (3) or ten percent (10%) of the total number (after application of the Code Section 414(q) exclusions) of Employees, but no more than fifty (50) officers. If no Employee satisfies the Compensation requirement in clause (d) for the relevant year, the Committee will treat the highest paid officer as satisfying clause (d) for that year.

     If the Employee satisfies the definition in clause (b), (c) or (d) in the Determination Year, but does not satisfy clause (b), (c) or (d) during the Look Back Year and does not satisfy clause (a) in either period, the Employee is a Highly Compensated Employee only if the Employee is one of the one hundred (100) most highly compensated Employees for the Plan Year.

     The Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid twenty percent (20%) group, the top one hundred (100) paid Employees, the number of officers includable in clause (d) and the relevant Compensation, consistent with Code Section 414(q) and regulations issued under that Code Section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Look Back Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer.

     For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, the Committee will treat a Highly Compensated Employee and all Family Members as defined in Section 2.21 as a single Highly Compensated Employee, but only if the Highly Compensated Employee is a more than five percent (5%) owner or is one of the ten (10) Highly Compensated Employees with the greatest Compensation for the Plan Year. This aggregation rule applies to a Family Member even if that Family Member is a Highly Compensated Employee without family aggregation.

     A Former Participant who separated from Service, or is deemed to have separated from Service under applicable Treasury regulations, prior to the Plan Year, performs no Service for the Employer during the Plan Year and was a Highly Compensated Employee either for the Separation Year or any Plan Year ending on or after such Former Participant attained age fifty-five (55) years is considered a Highly Compensated Employee. Generally, Separation Year means the Plan Year during which the Employee separates from Service with the Employer. A Former Participant who separated from Service prior to January 1, 1987 is considered a Highly Compensated Employee only if the Former Participant was a Five Percent Owner or received Compensation in excess of $50,000 during (a) the Participant's Separation Year or the year preceding the Separation Year or (b) any year ending on or after such Former Participant attained age fifty-five (55) years or the last year ending before such Former Participant attained age fifty-five (55) years.

     For purposes of this Section, Compensation means Annual Compensation defined in Section 2.6, excluding only the exclusions described in paragraphs
(i) through (v), and including deferrals under (a) Code Section 402(a)(8) relating to a Code Section 401(k) arrangement; (b) Code Section 125 relating to a cafeteria plan; (c) Code Section 403(b) relating to a tax sheltered annuity plan; and (d) Code Section 408(h) relating to a simplified employee pension. Compensation from each Related Employer shall be taken into account.


     Section 2.26.  Hour of Service.
     ------------   ---------------

     (a) Any Employee or Participant who is compensated on an hourly-rated basis shall be credited with an Hour of Service for:

          (i) each hour before or after the effective date of this Plan for which the Employee or Participant is either directly or indirectly paid or entitled to payment by the Employer for the performance of duties or for reasons other than for the performance of duties due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, whether or not the employment relationship was terminated; and

          (ii) each hour before or after the effective date of this Plan for which back pay has been awarded to the Employee or Participant or agreed to by the Employer, irrespective of mitigation of damages.

     (b) Any Employee or Participant who is compensated on a basis other than an hourly-rated basis and who, if hourly-rated, would be credited with one (1) Hour of Service pursuant to the preceding sentence, shall be credited with the number of Hours of Service as follows:

          (i) ten (10) hours of service per day, if compensated on a daily basis;

          (ii) forty-five (45) hours of service per week, if compensated on a weekly basis;

          (iii)ninety (90) hours of service per bi-weekly period, if compensated on a bi-weekly basis;

          (iv) ninety-five (95) hours of service per semi-monthly period, if compensated on a semi-monthly basis; or

          (v) one hundred ninety (190) hours of service per month, if compensated on a monthly basis.

     (c) The number of Hours of Service which shall be credited to an Employee or Participant for being entitled to payment for reasons other than for the performance of duties shall be determined under Sections 2530.200b-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by this reference. The method for crediting Hours of Service under Section 2.26(b) for each Participant shall be the same method used for crediting Hours of Service for which the Participant received compensation. Notwithstanding the foregoing, not more than five hundred one (501) Hours of Service shall be credited to any Employee or Participant during any Computation Period for any single, continuous period during which the Employee or Participant performs no duties.

     (d) An Hour of Service performed for any other entity that is a Related Employer with respect to the Employer shall be considered an Hour of Service performed for the Employer.

     Section 2.27.  Individual Accounts/Accounts means accounts or records
     ------------   ----------------------------
maintained by the Committee or its agent indicating the composition and monetary value of the total interest in the Trust Fund of each Participant, each Former Participant, and each Beneficiary. The types of Accounts under this Plan are:

     (a)  Employer Contribution Accounts holding Employer Contributions made to
          ------------------------------
the Plan under Section 4.1 and attributable earnings. The types of Employer Contribution Accounts maintained under this Plan are:

          (i)  Employer Investment Accounts holding a Participant's total
               ----------------------------
          interest in the Trust Fund attributable to the Participant's portion of the Employer Contribution made in cash and invested in assets other than Employer Securities.

          (ii) Employer Securities Accounts holding a Participant's total
               ----------------------------
          interest in the Trust Fund attributable to the Participant's portion of the Employer Contribution made or invested in Employer Securities.

     (b)  Participant Contribution Accounts holding Participant Contributions
          ---------------------------------
made to the Plan and attributable earnings. The types of Participant Contribution Accounts maintained under this Plan are:

          .    Rollover Accounts holding the Participant's qualified rollover to
               -----------------
          the Plan pursuant to Article 13.

     The Accounts maintained under this Plan shall be maintained for accounting purposes only and no segregation of Plan assets, other than Rollover Contributions, shall be required.

     Section 2.28.  Leveraged Employer Securities means Employer Securities
     ------------   -----------------------------
acquired by the Trust with the proceeds of an Exempt Loan and which satisfy the definition of Qualifying Employer Securities.

     Section 2.29.  Limitation Year means the Plan Year.
     ------------   ---------------

     Section 2.30.  Named Fiduciary means one or more fiduciaries named in this
     ------------   ---------------
Agreement who jointly and severally shall have authority to control or manage the operation and administration of the Plan. FFE Transportation Services, Inc. shall be the Named Fiduciary unless it designates another person by written Employer action.

     Section 2.31.  Nonforfeitable means a vested interest attained by a
     ------------   --------------
Participant or Beneficiary in that part of the Participant's benefit under the Plan arising from the Participant's Service, which claim is unconditional and legally enforceable against the Plan.

     Section 2.32.  Non-Highly Compensated Employee means an Employee, Former
     ------------   -------------------------------
Employee or Beneficiary who is not a Highly Compensated Employee.

     Section 2.33.  Normal Retirement Age means, for each Participant, the date
     ------------   ---------------------
the Participant attains age sixty-five (65) years.

     Section 2.34.  Normal Retirement Date means, for each Participant, the
     ------------   ----------------------
first day next following the date the Participant attains Normal Retirement Age and which immediately follows the last day on which the Participant is an Employee, or, if later, the last day of the Participant's Authorized Leave of Absence, if any.

     Section 2.35.  One Year Break in Service .
     ------------   --------------------------

     (a) A One Year Break in Service, for purposes of eligibility, means a Computation Period described in Section 2.57(a) relating to Year of Service, during which an Employee has not completed more than five hundred (500) Hours of Service with the Employer.

     (b) A One Year Break in Service, for purposes of vesting, means a Computation Period described in Section 2.57(b) relating to Year of Service, during which an Employee has not completed more than five hundred (500) Hours of Service with the Employer.

     (c) An Employee shall not incur a One Year Break in Service for the Plan Year in which the Employee becomes a Participant, dies, retires or suffers total and permanent disability.

     (d) Further, solely for the purpose of determining whether a Participant has incurred a One Year Break in Service under (a) or (b) above, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence."

          (i) An "authorized leave of absence" means an unpaid temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service or any other reason.

          (ii) A "maternity or paternity leave of absence" means an absence from work for any period because of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee relating to the adoption of the child, or any absence for the purpose of caring for the child for a period immediately following the birth or placement. For purposes of a maternity and paternity leave of absence, Hours of Service shall be credited for the Computation Period in which the absence from work begins, only if the credit is necessary to prevent the Employee from incurring a One Year Break in Service, or, in any other case, in the immediately following Computation Period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for the absence, or, in any case in which the Administrator is unable to determine the hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed five hundred one (501) hours.

     Section 2.36.  Owner-Employee means a sole proprietor or a partner who owns
     ------------   --------------
more than ten percent (10%) of either the capital interest or profits interest in an unincorporated Employer and who receives income from such unincorporated Employer for personal services.

     Section 2.37.  Parent means Frozen Foods Express Industries, Inc.
     ------------   ------

     Section 2.38.  Participant means an Employee of the Employer who has met
     ------------   -----------
the eligibility requirements of this Plan and who has been enrolled as a Participant in this Plan.

     Section 2.39.  Participating Employer means any Related Employer that may
     ------------   ----------------------
elect to adopt this Plan pursuant to Article 10.

     Section 2.40.  Participation means any period commencing on the date the
     ------------   -------------
Employee becomes a Participant and ending on the date on which the Employee incurs a Severance from Service.

     Section 2.41.  Plan means the restated leveraged employee stock ownership
     ------------   ----
plan embodied in this Agreement, as amended from time to time, designated as the FFE TRANSPORTATION SERVICES, INC. EMPLOYEE STOCK OWNERSHIP PLAN. The Employer has designed this Plan primarily to invest in Qualifying Employer Securities; provided, however, that the Trustee shall invest the proceeds of an Exempt Loan to acquire only Qualifying Employer Securities described in Section 2.18(b).

     Section 2.42.  Plan Year means the twelve (12) consecutive month period
     ------------   ---------
from JANUARY 1 of each year to the next following DECEMBER 31.

     Section 2.43.  Predecessor Employer means a business organization which has
     ------------   --------------------
been acquired by the Employer, whether by merger, stock purchase or acquisition of the assets and business of the business organization.

     Section 2.44.  Reemployment Commencement Date means the first date on which
     ------------   ------------------------------
an Employee completes an Hour of Service upon return to the employment of the Employer after a Severance from Service.

     Section 2.45.  Related Employer.  A related group of employers is a
     ------------   ----------------
controlled group of corporations (defined in Code Section 414(b)), trades or businesses (whether or not incorporated) which are under common control (defined in Code Section 414(c)) or an affiliated service group (defined in Code Section 414(m) or in Code Section 414(o)). If the Employer is a member of a related group, the term "Employer" includes the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles 2 and 9, applying the participation test of Code Section 401(a)(26) and the coverage test of Code Section 410(b), applying the limitations on allocations in Article 5, applying the top-heavy rules and the minimum allocation requirements of Article 5, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code Section or by a Plan provision.
However, an Employer may contribute to the Plan only by being a signatory to a Participation Agreement to the Plan. If one or more of the Employer's related group members become Participating Employers by executing a Participation Agreement to the Plan, the term "Employer" includes the participating related group members for all purposes of the Plan, and Administrator means the Employer that is the signatory to the Plan. For Plan allocation purposes, Compensation does not include Compensation received from a Related Employer that is not participating in this Plan.

     Section 2.46.  Retirement occurs when a Participant Separates from Service
     ------------   ----------
(i) on or after Normal Retirement Age, or (ii) on or after Early Retirement Age. Retirement is considered to commence on the Normal Retirement Date or the Early Retirement Date.

     Section 2.47.  Self-Employed Individual means, regarding an unincorporated
     ------------   ------------------------
business, an individual described in Code Section 401(c)(1). A Self-Employed Individual shall be treated as an Employee if the individual has an ownership interest in either the capital or profits interest of an unincorporated Employer and receives income from the Employer for personal services.

     Section 2.48.  Separation from Service or Severance from Service occurs
     ------------   -------------------------------------------------
whenever a person ceases to be an Employee of the Employer and is no longer being credited with Hours of Service.

     Section 2.49.  Service means any period of time the Employee is in the
     ------------   -------
employ of the Employer. Service in all cases includes periods during which the Employee is on an "authorized leave of absence" or a "maternity or paternity leave of absence" defined in Section 2.35(d) relating to One Year Break in Service. Leaves of absence also shall include periods of absence in connection with military service during which the Employee's re-employment rights are legally protected. Except for absence by reason of military service, leaves of absence shall be for a maximum period of two (2) years. Leaves of absence shall be granted on a uniform and nondiscriminatory basis.

     If the Employer maintains the plan of a Predecessor Employer, Service shall include service for the Predecessor Employer. To the extent it may be required under applicable Treasury regulations under Code Section 414, Service shall include all service for any Predecessor Employer.

     Section 2.50.  Shareholder-Employee means a Participant who owns more than
     ------------   --------------------
five percent (5%) of the Employer's outstanding capital stock during any year in which the Employer elected to be taxed as a Small Business Corporation under Code Section 1362(a) and who receives income from the Employer for personal services.

     Section 2.51.  Top-Heavy Plan Status/Super Top-Heavy Plan Status.  This
     ------------   -------------------------------------------------
Plan shall be a Top-Heavy Plan in any Plan Year in which, as of the Determination Date, (a) the Present Value of Accrued Benefits of Key Employees, or (b) the sum of the Aggregate Accounts of Key Employees of any plan of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits or Aggregate Accounts of all Participants under this Plan and any plan of an Aggregation Group.

     If any Participant is a Non-Key Employee for any Plan Year, but the Participant was a Key Employee for any prior Plan Year, the Participant's Aggregate Account balance shall not be taken into account in determining whether this Plan is a Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group) as further defined in Code Section 416(g) and the applicable Treasury regulations.

     This Plan shall be a Super Top-Heavy Plan for any Plan Year in which, as of the Determination Date, (a) the Present Value of Accrued Benefits of Key Employees, or (b) the sum of the Aggregate Accounts of Key Employees of any plan of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Participants under this Plan and any plan of an Aggregation Group.

     If any Participant is a Non-Key Employee for any Plan Year, but the Participant was a Key Employee for any prior Plan Year, the Participant's Aggregate Account balance shall not be taken into account in determining whether this Plan is a Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group) as further defined in Code Section 416(g) and the applicable Treasury regulations.

     For purposes of determining Top-Heavy and Super Top-Heavy status, the following definitions shall apply:

     (a)  Aggregate Account means, as of the Determination Date, the sum of:
          -----------------

          (i) the Participant Contribution Account and Employer Contribution Account balances as of the most recent Valuation Date occurring within a twelve (12) month period ending on the Determination Date;

          (ii) the contributions that would be allocated as of a date not later than the Determination Date, even though those amounts are not yet made or required to be made;

          (iii) any plan distributions made during the Determination Period (However, in the case of distributions made after the Valuation Date and prior to the Determination Date, such distributions are not included as distributions for Top-Heavy purposes to the extent that the distributions are already included in the Participant's Aggregate Account balance as of the Valuation Date.); and

          (iv) any Employee contributions, whether voluntary or mandatory (However, amounts attributable to Participant Deductible Voluntary Contributions shall not be considered to be a part of the Participant's Aggregate Account balance.).

          (v) Regarding unrelated rollovers and plan-to-plan transfers (those which are (A) initiated by the Employee and (B) made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, an unrelated rollover or plan-to-plan transfer shall be considered as a distribution for purposes of this Section. If this Plan is the plan accepting an unrelated rollover or plan-to-plan transfer, an unrelated rollover or plan-to-plan transfer accepted after December 31, 1983 shall not be considered as part of the Participant's Aggregate Account balance. However, unrelated rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's Aggregate Account balance.

          (vi) Regarding related rollovers and plan-to-plan transfers (those either (A) not initiated by the Employee or (B) made to a plan maintained by the same Employer), if this Plan provides for rollovers or plan-to-plan transfers, a related rollover or plan-to-plan transfer shall be considered as a distribution for purposes of this Section.
          If this Plan is the plan accepting a related rollover or plan-to-plan transfer, a related rollover or plan-to-plan transfer shall be considered as part of the Participant's Aggregate Account balance, irrespective of the date on which the related rollover or plan-to-plan transfer is accepted.

     (b)  Aggregation Group means either a Required Aggregation Group or a
          -----------------
Permissive Aggregation Group as hereinafter determined.

          (i)  Required Aggregation Group means the group of plans composed of
               --------------------------
          (A) each plan of the Employer in which a Key Employee is a participant or participated at any time during the Determination Period, regardless of whether the plan has terminated; and (B) each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, which shall be aggregated.

               In the case of a Required Aggregation Group, each plan in the group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Required Aggregation Group is not a Top-Heavy Group.

          (ii) Permissive Aggregation Group means the Required Aggregation Group
               ----------------------------
          plus any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy Code Sections 401(a)(4) and 410.

               In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top-Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is not a Top-Heavy Group.

          (iii) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated to determine whether the plans are Top-Heavy Plans.

     (c)  Determination Date means for any Plan Year (i) the last day of the
          ------------------
preceding Plan Year, or (ii) in the case of the first Plan Year of the Plan, the last day of the first Plan Year.

     (d)  Determination Period means the five (5) year period ending on the
          --------------------
Determination Date.

     (e)  Employer means the Employer that adopts this Plan.  Related Employers
          --------
shall be considered a single Employer for purposes of applying the limitations of these top-heavy rules.

     (f)  Excluded Employees means any Employee who has not performed any
          -------------------
Service for the Employer during the five (5) year period ending on the Determination Date. Excluded Employees shall be excluded for purposes of a Top-Heavy determination.

     (g)  Key Employee means any Employee or Former Employee, or Beneficiary of
          ------------
the Employee, who, for any Plan Year in the Determination Period is:

          (i) An officer of the Employer having Compensation from the Employer and any Related Employer greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A);

          (ii) One of the ten (10) Employees having Compensation from the Employer and any Related Employer of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Employer;

          (iii) A Five Percent Owner of the Employer (Five Percent Owner means any person owning, or considered as owning within the meaning of Code
          Section 318, more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer; or in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer.); or

          (iv) A One Percent Owner of the Employer having Compensation from the Employer of more than $150,000 (One Percent Owner means any person having Compensation from the Employer and any Related Employer in excess of $150,000 and owning, or considered as owning within the meaning of Code Section 318, more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer; or in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer.).

          (v) Notwithstanding the foregoing, Key Employee shall have the meaning set forth in Code Section 416(i), as amended.

          (vi) For purposes of determining whether an Employee or Former Employee is an officer under this subsection (g), an officer of the Employer shall have the meaning set forth in the regulations under Code Section 416(i).

          (vii) For purposes of this Section, Compensation means Compensation determined under Section 2.25 for the definition of a Highly Compensated Employee.

          (viii) For purposes of determining ownership hereunder, employers that would otherwise be aggregated as Related Employers shall be treated as separate employers.

     (h)  Non-Key Employee means any Employee or Former Employee, or Beneficiary
          ----------------
of the Employee, who is not a Key Employee.

     (i)  Present Value of Accrued Benefit.  Solely for the purpose of
          --------------------------------
determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part, is a Top-Heavy Plan, the Accrued Benefit of a Non-Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Related Employers, or (ii) if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional accrual method described in Code
Section 411(b)(1)(C). To calculate the Present Value of Accrued Benefits from a defined benefit plan, the Committee will use the actuarial assumptions for interest and mortality only, prescribed by the defined benefit plan(s) to value benefits for Top-Heavy purposes. If an aggregated plan does not have a Valuation Date coinciding with the Determination Date, the Committee must value the Accrued Benefits in the aggregated plan as of the most recent Valuation Date falling within the twelve (12) month period ending on the Determination Date, except as Code Section 416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Committee will determine whether a plan is Top-Heavy by referring to Determination Dates that fall within the same calendar year.

     (j)  Top-Heavy Group means an Aggregation Group in which, as of the
          ---------------
Determination Date, the sum of:

          (i) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group; and

          (ii) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group exceeds sixty percent (60%) of a similar sum determined for all Participants.

     (k)  Valuation Date means the Determination Date defined above.
          --------------

     Section 2.52.  Total Distribution means a distribution to a Participant or
     ------------   ------------------
a Participant's Beneficiary, within one (1) taxable year of the recipient, of the entire balance to the credit of the Participant.

     Section 2.53.  Trust means the trust created by the Trust Agreement between
     ------------   -----
FFE Transportation Services, Inc. and the Trustee.

     Section 2.54.  Trust Agreement means the agreement as provided in Article 2
     ------------   ---------------
of the Plan, entered into by FFE Transportation Services, Inc. and the Trustee, or any successor Trustee, establishing the Trust and specifying the duties of the Trustee.

     Section 2.55.  Trust Fund.  Trust Fund means all assets of any kind and
     ------------   ----------
nature from time to time held by the Trustee or its agent under the Trust Agreement without distinction between income and principal. This Plan contemplates a single Trust for all Employers participating under the FFE TRANSPORTATION SERVICES, INC. EMPLOYEE STOCK OWNERSHIP PLAN. However, the Trustee will maintain separate records of account to reflect properly each Participant's Account Balance from each Participating Employer.

     Section 2.56.  Trustee means the trustee or trustees under the Plan and the
     ------------   -------
Trust Agreement. EFFECTIVE JANUARY 1, 1985 THROUGH JUNE 30, 1989, Trustee means Texas American Bank Dallas, N.A. EFFECTIVE JULY 1, 1989, Trustee means First City, Texas-Dallas, and any successor Trustee.

     Section 2.57.  Year of Service.
     ------------   ---------------

     (a)  Year of Eligibility Service means, for each Employee, the twelve (12)
          ---------------------------
consecutive month Computation Period, defined below, during which the Employee completes one thousand (1,000) Hours of Service. The initial Eligibility Computation Period, for purposes of this subsection, shall be the twelve (12) consecutive month period commencing with the date on which an Employee is first entitled to credit for an Hour of Service with the Employer, the Employment Commencement Date. The Eligibility Computation Period for each Employee shall shift to the Plan Year which includes the Accounting Date of an Employee's Employment Commencement Date without regard to whether the Employee is entitled to be credited with one thousand (1,000) Hours of Service during the period, provided that an Employee who is credited with one thousand (1,000) Hours of Service in both the initial Eligibility Computation Period and the Plan Year which includes the first Accounting Date of the Employee's Employment Commencement Date shall be credited with two (2) Years of Eligibility Service. In computing an Employee's Year(s) of Eligibility Service in the case of any Participant who has a One Year Break in Service, Service before the Break in Service shall not be required to be taken into account under the Plan until the Employee has completed a Year of Eligibility Service measured from the date of re-employment.

     (b)  Year of Vesting Service means any Plan Year during which the Employee
          -----------------------
performs not less than one thousand (1,000) Hours of Service for the Employer. If (i) an Employee's Eligibility Computation Period for a Plan requiring One Year of Service for eligibility overlaps two vesting Computation Periods; and
(ii) the Employee completes one thousand (1,000) Hours of Service in the Eligibility Computation Period but fails to complete the one thousand (1,000) Hours of Service in either of the overlapping Vesting Computation Periods; and
(iii) the Employee is admitted to participation in the Plan, then the Year of Eligibility Service completed shall also be considered a Year of Vesting Service when the Employee becomes a Participant.

          (i) Years of Service, for purposes of vesting, shall include all Years of Service of the Employee with any Predecessor Employer.

          (ii) Years of Service with the Employer before a Participant enters the Plan shall be considered for purposes of vesting.

     (c)  Reemployment After a Break-in-Service.  In determining a Participant's
          -------------------------------------
Years of Service for both participation and vesting purposes upon a Participant's reemployment with the Employer after a Break-in-Service, the following rules apply:

          (i) For a Participant who terminates employment without any vested right to the Employer Contribution Account and who is re-employed after a One Year Break in Service, Service before the Break in Service shall not be taken into account if the number of consecutive One Year Breaks in Service equals or exceeds the greater of (A) five (5), or
          (B) the aggregate number of Years of Service before the Break in Service.

          (ii) For an Employee who terminates employment and is subsequently re-employed after incurring a One Year Break in Service, Service prior to the Break in Service shall not be taken into account until the Employee has completed a Year of Service after re-employment.

          (iii) For a Participant who terminates employment and who subsequently is re-employed after incurring five (5) consecutive One Year Breaks in Service, Years of Service after the Break in Service shall not be taken into account for purposes of determining the Nonforfeitable percentage of an Employee's Account Balance derived from Employer Contributions which accrued before the Break in Service.

     (d)  Service with Related Employers.  If the Employer is a member of a
          ------------------------------
group of Related Employers, then Year of Service for purposes of eligibility and vesting shall include Service with any Related Employer.

                                 * * * * * * *

                                 ARTICLE THREE
                                 -------------

                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------

     Section 3.1.  Eligibility Conditions.
     -----------   ----------------------

     (a) Each Employee shall be eligible to participate in this Plan on the Entry Date coincident with or next following completion of one (1) Year of Service with the Employer.

     (b) Notwithstanding the preceding sentence, an Employee who has completed at least one (1) Year of Service with the Employer on the Effective Date of this Plan shall be eligible to participate in this Plan on the Effective Date.

     EFFECTIVE JANUARY 1, 1987 THROUGH DECEMBER 31, 1988, notwithstanding the foregoing, an Employee of an Employer which became an Employer pursuant to an election under Section 9.5, shall become a Participant as of the effective date of such Employer's election to participate in the Plan if:

          (i) Such an Employee was a participant in a defined contribution plan of such an Employer which plan was merged into this Plan effective as of the date such Employer's participation in this Plan commenced; or

          (ii) Such an Employee would have been eligible under (a) above, prior to such effective date if such Employer had become a participating employer as of the first day of the first Plan Year preceding the Plan Year in which such Employer actually commenced participation in this Plan.

     EFFECTIVE JANUARY 1, 1987 THROUGH DECEMBER 31, 1988, in all other situations, such Employee shall become a Participant upon completing one (1) Year of Service with the Employer, disregarding any service for the Employer more than one Plan Year prior to the Plan Year in which the Employer's participation in this Plan commenced.

     (c)  The following Employees are not eligible to participate in the Plan:

          . Collective Bargaining Employees. Each Employee who is a member of a collective bargaining unit shall not be eligible to participate in this Plan unless the collective bargaining agreement provides otherwise. An Employee is a member of a collective bargaining unit if the Employee is included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between the Employee representatives and the Employer or Employers. The term "Employee representatives" does not include an organization of which more than one-half ( 1/2) the members are owners, officers, or executives of the Employer.

          . Nonresident aliens who do not receive any earned income (as defined in Code Section 911(d)(2)) from the Employer which constitutes United States source income (as defined in Code
               Section 861(a)(3)).

          . Any Employee hired under a work-study arrangement whereby the Employee's active employment with the Employer shall not exceed four (4) consecutive calendar months, whereby the Employee attends a recognized school for a "quarter",

               "semester" or other scholastic period immediately before or after such employment with the Employer. EFFECTIVE JANUARY 1, 1989, this restriction no longer applies.

          . Any Employee compensated on an hourly basis who is employed by W & B Refrigeration Service Company with the job classification of Warehouseman, Driver, Security Guard or Mechanic.

          . EFFECTIVE FEBRUARY 1, 1988, any Employee compensated on an hourly basis who is employed by Lisa Motor Lines, Inc. with the job classification of Warehouseman, Driver, Security Guard or Mechanic.

          . Any Employee compensated on an hourly basis who is employed by Global Refrigerant Management, Inc. (formerly Compressor Plus, Inc.) with the job classification of Warehouseman, Driver, Security Guard or Mechanic.

          .    Effective January 1, 1995, Leased Employees.

     If a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If a Participant incurs a Break in Service, eligibility will be determined under the Break in Service rules of Section 2.35.

     If an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, the Employee will participate immediately if the Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

     Section 3.2.  Participation.
     -----------   -------------

     (a) Whenever a new Employee is hired by the Employer, the Employer immediately shall give notice to the Committee of the employment and shall identify the new Employee. The Committee shall notify in writing each new Employee of the pending eligibility not later than thirty (30) days prior to the date on which the Employee will become eligible and shall furnish the Employee a copy of this Agreement or any other explanation of the Plan that the Committee shall provide for that purpose. Each Employee so notified automatically will become a Participant upon meeting the requirements of Section 3.1.

     (b) A Former Participant who, on or after the Effective Date, incurs a Severance from Service, and who is subsequently reemployed by an Employer, shall immediately reenter the Plan as an active Participant on the Reemployment Commencement Date if the Participant has not incurred a Break in Service since the last Severance from Service, or if he was previously vested in all or a portion of his Employer Contribution Account balance.

     (c) If not covered by (b) above, a Former Participant reemployed by the Employer will be treated as a new Employee for eligibility purposes if the number of consecutive years of Break in Service equals or exceeds the greater of
(i) 5 years, or (ii) the number of Years of Service creditable to the Former Participant under this Article prior to his last consecutive Breaks in Service; otherwise, the Former Participant will become a Participant again upon his Reemployment Commencement Date.


                                 * * * * * * *

                                 ARTICLE FOUR
                                 ------------

                                 CONTRIBUTIONS
                                 -------------


     Section 4.1.  Employer Contributions.
     -----------   ----------------------

     (a)  Discretionary Contributions.  For each Plan Year, the amount of the
          ---------------------------
Employer Contribution to the Trust Fund will equal the amount, if any, each Employer may from time to time determine and authorize. The Employer may contribute to this Plan whether or not it has net profits. The Employer shall not authorize contributions by the Employer at such times or in such amounts that the Plan in operation discriminates in favor of Highly Compensated Employees. Notwithstanding the foregoing, the Employer Contribution for any year shall not exceed the maximum amount allowable as a deduction to the Employer under Code Section 404.

     (b)  Form of Contributions.  Employer Contributions may be paid in cash or
          ---------------------
in Employer Securities as the Employer may determine from time to time.
Employer Contributions in cash shall be used by the Trustee to acquire Employer Securities as soon as reasonably possible, taking into consideration current market conditions, the availability of Employer Securities, and cash requirements arising as a result of distributions from Participants' Accounts. Interim investments may be made by the Trustee in certificates of deposit, readily marketable stock, debentures, and similar investments generally regarded as involving low risk. If any Employer Contributions are paid in shares of Employer Securities, the value of the Employer Securities shall be determined by the average of the closing prices of the securities for the twenty (20) consecutive trading days immediately preceding the date on which the Employer Securities are contributed to the Trust. EFFECTIVE JANUARY 1, 1994, the Employer may make its contribution of Employer Securities at the fair market value determined at the time of contribution.

     (c)  Make-up Contributions.  After the Employer's Contribution for a Plan
          ---------------------
Year has been made and allocated, if it should appear that, through oversight or mistake of fact or law, a Participant (or an Employee who should have been considered a Participant) entitled to a share in the Employer Contribution received no allocation or received an allocation which was less than the individual should have received, the Employer may, at its election, and in lieu of reallocating the Employer Contribution, make a special Make-Up Contribution of cash or Employer Securities for the Account of the Participant in an amount adequate to provide the Participant the amount of Employer Securities that would have been allocated to the Employer Account but for the oversight or mistake, including any dividend allocation.

     (d) Payment on Exempt Loan.  All Employer cash contributions and Trust
         ----------------------
income, including dividends that are not distributed in cash on instruction from the Committee as provided in Article 5, but not including income earned on Participants' Rollover Accounts, shall first be used to pay outstanding current obligations of the Trust, including payments owed on Exempt Loans.

     Section 4.2.  Deadline for Employer Contributions.  Employer Contributions
     -----------   -----------------------------------
may be paid to the Trustee at any time and from time to time, except that the total Employer Contribution for any Plan Year shall be paid in full not later than the time prescribed by Code Section 404(a)(6) to enable the Employer to obtain a deduction on its federal income tax return for the Employer's taxable year. The total Employer Contribution for any Plan Year shall be deemed to have been made on the Accounting Date of that Plan Year.

     Section 4.3.  Deposit of Employer Contributions.  All Employer
     -----------   ---------------------------------
Contributions shall be added immediately to and become a part of the Trust Fund and shall remain in the Trust.

     Section 4.4.  Crediting of Employer Contributions.  All Employer
     -----------   -----------------------------------
Contributions shall be credited as of each Accounting Date as provided in
Article 5.

     Section 4.5.  Withdrawal of Employer Contributions.  The Plan does not
     -----------   ------------------------------------
permit withdrawal of Employer Contributions.

     Section 4.6.  Employee Contributions.  Except as provided in Section 13.1
     -----------   ----------------------
pertaining to Rollover Contributions, this Plan does not permit nor accept Employee Contributions of any kind.


                                 * * * * * * *

                                 ARTICLE FIVE
                                 ------------

                                  ALLOCATIONS
                                  -----------


     Section 5.1.  Allocation of Trust Income.
     -----------   --------------------------

     (a) Adjustment Rules for Employer Investment Accounts.  As of each
         -------------------------------------------------
Accounting Date, before allocating and crediting Forfeitures and the Employer Contributions for the Plan Year ending with such Accounting Date as provided in
Article 5, upon instruction from the Committee, the Trustee shall adjust all Employer Investment Accounts, if any, as follows:

         (i) the Trustee shall determine the fair market value of the Trust Fund, including the cash value of any Contracts then held for the benefit of the Trust Fund as a whole, but excluding the aggregate amount of contributions, if any, for the Plan Year made by the Employer and received by the Trustee during the Plan Year, and excluding all Forfeitures to be allocated as of such Accounting Date;

         (ii) the Trustee shall determine the then total aggregate value of all Employer Investment Accounts as shown on its records, except such portion of an Employer Investment Account that will be forfeited and allocated as of such Accounting Date; and

         (iii) the Trustee shall adjust the value of each Employer Investment Account, by crediting it with its proportion of the difference between (a) and (b) if (a) is larger or by charging it with the proportion of the difference between (a) and (b) if (b) is larger. The proportion to be so credited or charged to each Employer Investment Account shall be calculated by multiplying the then amount to the credit of each Employer Investment Account by a fraction, the numerator of which is the difference between
               (a) and (b) and the denominator of which is the then total aggregate value of all Accounts.

         (iv) the Trustee shall adjust the value of each Employer Investment Account by crediting it with cash dividends on Employer Securities held in the corresponding Employer Securities Account of each Participant and by debiting it for any payments on purchases of Employer Securities or for any repayment of debt, including principal and interest, incurred for the purchase of Employer Securities.

     (b) Adjustment Rules for Employer Securities Accounts.  Upon instruction
         -------------------------------------------------
from the Committee, the Trustee shall, within ninety (90) days after the close of the Plan Year in which paid, distribute to the Participants, in cash, all or a portion of the dividends paid to the Plan with respect to Employer Securities held by the Plan and allocated to Accounts. The dividends, if distributed in accordance with this Section, shall be paid out as if each Participant directly owned the numbers of shares of Employer Securities allocated to the Participant's Account (including fractional shares so allocated), as of the Accounting Date corresponding with, or if none, next following the record date for such dividend declaration. Such dividend payments shall not be considered to be distributions under the Plan. Any dividends received on unallocated shares, together with any other income (except income on Participants' Rollover Accounts) shall first be used to pay outstanding current obligations of the Trust, including payments owed on an Exempt Loan, and the balance shall be invested as set forth in Section 4.1(b). Trust income and expenses (not reimbursed by the Company) shall be allocated as of each Accounting Date to the Accounts of Participants who had undistributed balances on the last preceding Accounting Date in proportion to the balances in such Accounts on such date adjusted for distributions since such date and prior to the particular allocation of income and expenses in question.

     Section 5.2.  Allocation to Accounts.
     -----------   ----------------------

     (a) Employer Contributions.  As of each Accounting Date, but after the
         ----------------------
adjustment of Accounts, the Employer Contributions, including any Forfeitures allocated as of the Accounting Date, for the Plan Year which ends on the Accounting Date shall be allocated and credited to the Employer Contribution Account of each Participant in the Plan on the Accounting Date. Employer Contributions paid in cash shall be allocated and credited to the Employer Investment Account of each eligible Participant. Shares of Employer Securities (including fractional shares) purchased and paid for by the Trust or contributed in kind by the Employer shall be allocated and credited to the Employer Securities Account of each eligible Participant.

     (b) Rollover Contributions.  In the event of any Rollover Contributions of
         ----------------------
account balances or accrued benefits from another employee benefit plan qualified under Code Section 401(a) permitted under Article 13, a Rollover Account will be created for the particular Employee and credited with such Rollover Contribution. Any expenses peculiar to the assets transferred or rolled over on behalf of a Participant shall be charged against that Participant's Rollover Account, and any income attributable to such assets shall be credited thereto. Rollover Accounts will not share in the income or losses of the other Plan assets except to the extent they are invested therewith.

     Section 5.3.  Allocation Rules.  Only those Participants (i) who had at
     -----------   ----------------
least one thousand (1,000) Hours of Service during such Plan Year, or (ii) whose employment with the Employer terminated during the Plan Year as a result of Retirement, Death or Disability, or (iii) who commenced participation on a date other than the first day of the Plan Year if such Participants had, during the part of the Plan Year remaining after becoming a Participant, at least that fraction of one thousand (1,000) Hours of Service which is equal to the fraction of the Plan Year during which the Employee was a Participant, shall be entitled to receive allocations.

     Section 5.4.  Allocation Formula.  Subject to the minimum allocation for
     -----------   ------------------
Top-Heavy Plans under Section 5.6 and any restoration allocation required under
Section 6.6, the Committee shall allocate the Employer Contributions and Participant Forfeitures, if any, to each eligible Participant's Employer Contribution Account in the same ratio that each Participant's Annual Compensation for the Plan Year bears to the total Annual Compensation of all Participants for the Plan Year.

     (a) The Employer Investment Account of each eligible Participant shall be credited as of each Accounting Date with the Participant's allocated share of the Employer Contributions and Forfeitures in cash or assets other than Employer Securities.

     (b) The Employer Securities Account of each eligible Participant shall be credited as of each Accounting Date with the Participant's allocated share of Employer Securities, including fractional shares, purchased and paid for by the Trust or contributed in kind by the Employer; and Forfeitures of Employer Securities. In making a Forfeiture allocation under this Section, the Committee will base Forfeitures of Employer Securities on the fair market value of the Employer Securities as of the Allocation Date of the Forfeitures. The Committee shall indicate separate allocations for each class of Employer Securities and shall maintain adequate records of the aggregate cost basis of Employer Securities allocated to each Participant's Employer Securities Account. The number of shares of Employer Securities allocated to each Employer Securities Account as of any Allocation Date shall consist of the total number of shares allocated to the Employer Securities Account as of the prior Allocation Date; the number of shares acquired for the Employer Securities Account as of the current Allocation Date; and stock dividends with respect to the Employer Securities, payable to shareholders of record on or after the date of purchase and allocated to the Employer Securities Account; but reduced by the number of shares of Employer Securities withdrawn or distributed from the Plan since the prior Allocation Date.

     (c)  Subject to the minimum allocation for Top-Heavy Plans under Section
5.6 and any restoration allocation required under Section 6.6, the Committee will allocate a Participant Forfeiture in addition to the Employer Contribution for the Plan Year in which the Forfeiture occurs. The Committee will allocate the Participant Forfeitures for a Plan Year to the Account of each Participant who satisfies the conditions of Section 5.3, in the same ratio that each Participant's Annual Compensation for the Plan Year bears to the total Annual
Compensation of all Participants for the Plan Year.   The Committee will
continue to hold the undistributed nonvested portion of a terminated Participant's Account Balance in the Account solely for the benefit of the Participant until a forfeiture occurs at the time specified in Section 6.3. Except as provided under Section 6.6, a Participant will not share in the allocation of a forfeiture of any portion of a Participant's Account Balance.

     Section 5.5.  Limitations on Allocations.
     -----------   --------------------------

    (a)   Defined Contribution Plan Limits.  The amount of Annual Additions
          --------------------------------
which the Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer Contributions pursuant to Section 5.4 would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 5.5(c)) to the Participant's Account, the Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer Contributions for the Plan Year in which the Limitation Year ends and who have not yet received their maximum annual addition. The Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer Contributions.

    (b)   Estimation.  Prior to the determination of the Participant's actual
          ----------
Annual Compensation for a Limitation Year, the Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated Annual Compensation defined in Section 5.5(f) for the Limitation Year. The Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Committee must reduce any Employer Contributions (including any allocation of Forfeitures) based on estimated Annual Compensation by any Excess Amounts carried over from prior years. As soon as administratively feasible after the end of the Limitation Year, the Committee will determine the Maximum Permissible Amount for the Limitation Year based on the Participant's actual Annual Compensation for the Limitation Year.

    (c)   Disposition of Excess Amount.  If, as a result of a reasonable error
          ----------------------------
in estimating a Participant's Annual Compensation or as a result of an allocation of Forfeitures, or under other limited facts and circumstances found justifiable by the Commissioner of Internal Revenue, there is an Excess Amount attributable to a Participant for a Limitation Year, then the Excess Amount shall not be deemed Annual Additions in the Limitation Year if they are treated under any one of the following methods:

          (i) The Excess Amounts in the Participant's Account must be allocated and reallocated to other Participants in the Plan. However, if the allocation or reallocation of the Excess Amounts pursuant to the provisions of the Plan causes the limitations of Code Section 415 to be exceeded with respect to each Plan Participant for the Limitation Year, then these amounts must be held unallocated in a suspense account. If a suspense account is in existence at any time during a particular Limitation Year, other than the Limitation Year described in the preceding sentence, all amounts in the suspense account must be allocated and reallocated to Participants' accounts, subject to the limitations of Code
               Section 415, before any Employer Contributions and Employee Contributions which would constitute Annual Additions may be made to the Plan for that Limitation Year.

          (ii) If the Plan covers the Participant at the end of the Limitation Year, then the Committee will use the Excess Amounts to reduce future Employer Contributions (including any allocation of Forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant. The Participant may elect to limit Compensation for allocation purposes to the extent necessary to reduce the allocation for the Limitation Year to the Maximum Permissible Amount and eliminate the Excess Amount. If the Plan does not cover the Participant at the end of the Limitation Year, then the Committee shall hold the Excess Amount unallocated in a suspense account and shall allocate and reallocate to the Accounts of remaining Participants in succeeding Limitation Years to the extent permissible under the foregoing limitations, prior to any further Annual Additions to the Plan. Furthermore, the Excess Amounts must be used to reduce Employer Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the remaining Participants in the Plan.
               For purposes of this paragraph (ii), Excess Amounts may not be distributed to Participants or Former Participants.

          (iii) The Excess Amounts in the Participant's Account must be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to all of the Participants in the Plan under the rules provided in paragraph (i). The Excess Amounts must be used to reduce Employer Contributions for the next Limitation Year (and succeeding Limitation Years as necessary) for all of the Participants in the Plan. For purposes of this paragraph (iii), Excess Amounts may not be distributed to Participants or Former Participants.

          (iv) If the Plan should be terminated or contributions should be completely discontinued, the funds in the suspense account will be allocated to the extent not prohibited by Code Section 415. If this Plan terminates during any Plan Year in which the Suspense Account cannot be reallocated pursuant to the application of paragraph (a), the amount in the suspense account shall revert to the Employers.

          (v) Any suspense account shall not be adjusted for investment gains or losses of the Trust Fund.

     (d)  Multiple Defined Contribution Plan Limits.  If the Employer maintains
          -----------------------------------------
any other qualified defined contribution plan, the amount of the Annual Addition which may be allocated to a Participant's Account in this Plan shall not exceed the Maximum Permissible Amount, reduced by the amount of Annual Additions to such Participant's accounts for the same Limitation Year in the other plan(s). The Excess Amount attributed to this Plan equals the product of:

           (i) the total Excess Amount allocated as of such date (including any amount the Committee would have allocated but for the limitations of Code Section 415), multiplied by

           (ii) the ratio of

               (A) the amount allocated to the Participant as of such date under this Plan, divided by

               (B) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code Section 415).

     (e)  Overall Limits.  If the Employer maintains or establishes, or has ever
          --------------
maintained or established, any defined benefit plan(s) in addition to this Plan, then the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for the Participant for that Limitation Year shall not exceed 1.0. In any Limitation Year that the sum of the Fractions does exceed 1.0, then the Employer shall reduce the amount of Annual Additions to the Participant's Account in the defined contribution plan(s), to the extent necessary to prevent the sum of the Fractions from exceeding 1.0.

     (f)  Definitions.  For purposes of the limitations of Code Section 415 set
          -----------
forth in this Section, the following definitions shall apply:

          (i)  Annual Additions means the sum of the following amounts allocated
               ----------------
               on behalf of a Participant for a Limitation Year:

               (A)  all Employer Contributions;

               (B)  all Forfeitures;

               (C)  all Employee Contributions;

               (D) excess contributions described in Code Section 401(k) and excess aggregate contributions described in Code Section 401(m), irrespective of whether the Plan distributes or forfeits such Excess Amounts, and excess deferrals described in Code Section 402(g), unless the excess deferrals are distributed no later than the first April 15 following the close of the Participant's taxable year;

               (E) Excess Amounts reapplied to reduce Employer Contributions under this Section 5.5;

               (F) amounts allocated after March 31, 1984 to an individual medical account, as defined in Code Section 415(l)(2), included as part of a pension or annuity plan maintained by the Employer;

               (G) contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee as defined in Code
                    Section 419A(d)(3), under a welfare benefit fund, as described in Code Section 419(e), maintained by the Employer; and

               (H)  allocations under a simplified employee pension plan.

          (ii) Annual Compensation means the total amount of salary, wages,
               -------------------
               commissions, bonuses and overtime, paid or otherwise includable in the gross income of a Participant during the Limitation Year, but excluding:

               (A) Employer contributions to any deferred compensation plan (to the extent the contributions are not included in the Participant's gross income for the taxable year in which contributed) or simplified employee pension under

                    Code Section 408(k) (to the extent the contributions are excludable from the Participant's gross income;

               (B) distributions from any plan of deferred compensation, whether or not such amounts are includable in the gross income of the Employees when distributed;

               (C) amounts realized from the exercise of any nonqualified stock option, or when restricted stock becomes freely transferrable or is no longer subject to a substantial risk of forfeiture;

               (D) amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option described in Part II, Subchapter D, Chapter 1 of the Code;

               (E) premiums paid by the Employer for group term life insurance (to the extent the premiums are not includable in the Participant's gross income); contributions by the Employer to an annuity under Code Section 403(b) (to the extent not includable in the Participant's gross income); and any other amounts received under any Employer sponsored fringe benefit plan (to the extent not includable in the Participant's gross income);

               (F) any contribution for medical benefits, within the meaning of Code Section 419A(f)(2), after separation from Service which is otherwise treated as an Annual Addition; and

               (G) any amount otherwise treated as an Annual Addition under Code Section 415(l)(1).

          (iii)Average Annual Compensation means the average compensation during
               ---------------------------
               a Participant's highest three (3) consecutive Years of Service, which period is the three (3) consecutive calendar years (or the actual number of consecutive years of employment for those Employees who are employed for less than three (3) consecutive years with the Employer) during which the Participant had the greatest aggregate compensation from the Employer.

          (iv) Defined Benefit Plan Fraction means the fraction derived from the
               -----------------------------
               numerator defined in the following paragraph (A) and the denominator defined in the following paragraph (B).

               (A)  Numerator.  The numerator is the Projected Annual Benefit
                    ---------
                    provided for such Participant under any defined benefit plan(s) the Employer maintains or establishes, or has ever maintained or established.

               (B)  Denominator.  The denominator is the lesser of (1) 1.25
                    -----------
                    times the Maximum Defined Benefit Dollar Limitation under Code Section 415(b)(1)(A) for the Limitation Year, or (2)
                    1.4 times one hundred percent (100%) of the Participant's Average Annual Compensation Limitation for his highest three
                    (3) consecutive years under Code Section 415(b)(1)(B).

               (C)  Notwithstanding the foregoing, 1.0 shall be substituted for
                    1.25 wherever it appears in Section 5.5(f)(iv)(B) in any Plan Year in which the Plan is determined to be Top-Heavy, unless the minimum allocation requirements of Section 5.6 are met. In determining whether the requirements of Section 5.6 have been met, four percent (4%) shall be substituted for three percent (3%). Notwithstanding the foregoing, 1.0 shall be substituted for
                    1.25 wherever it appears in Section 5.5(f)(iv)(B) in any Plan Year in which the Plan is determined to be Super Top-Heavy, regardless of the minimum allocation.

          (v)  Defined Contribution Plan Fraction means the fraction derived
               ----------------------------------
               from the numerator defined in the following paragraph (A) and the denominator defined in the following paragraph (B).

               (A)  Numerator.  The numerator is the sum of the Annual Additions
                    ---------
                    to a Participant's Account under the defined contribution plan(s) and welfare benefit funds defined in Code Section 419(e) as of the close of the Limitation Year.

               (B)  Denominator.  The denominator is the sum of the lesser of
                    -----------
                    the following amounts determined for such Limitation Year and for each prior Year of Service with the Employer:

                    (1) 1.25 times the Maximum Permissible Amount in effect under Code Section 415(c)(1)(A) for such Limitation Year (without regard to the special Dollar Limitations for employee stock ownership plans), or

                    (2) thirty-five percent (35%) of the Participant's Annual Compensation for each Limitation Year.

               (C) Regarding any Limitation Year ending after December 31, 1982, the amount taken into account under Section 5.5(f)(v)(B) with respect to each Participant for all Limitation Years ending before January 1, 1983, shall be at the election of the Administrator, an amount equal to the product of the amount determined under Section 5.5(f)(v)(B) multiplied by a fraction, the numerator of which is the lesser of (1) $51,875 ($41,500 for any year in which the Plan is determined to be a Top-Heavy Plan); or (2) 1.4 multiplied by twenty-five percent (25%) of the Annual Compensation of the Participant for the Limitation Year ending in 1981, and the denominator of which is the lesser of (1) $41,500; or (2) twenty-five percent (25%) of the Annual Compensation of the Participant for the Limitation Year ending in 1981. The Administrator may make such election only if one or more of such plans were in existence on or before July 1, 1982.

               (D) If the Plan and all other plans maintained by the Employer met the limitations under Code Section 415 for the last Limitation Year beginning before January 1, 1983 the amount under Section 5.5(f)(v) (A) shall be reduced by an amount required to decrease the combined fractions to 1.0. The amount subtracted shall be the product of (1) the excess of the sum of the fractions over 1.0 and (2) the denominator under Section 5.5(f)(v)(B) as computed through the Limitation Year ending in 1982.

               (E)  Notwithstanding the foregoing, 1.0 shall be substituted for
                    1.25 wherever it appears in Section 5.5(f)(v)(B) in any Plan Year in which the Plan is determined to be Top-Heavy, unless the minimum allocation requirements of Section 5.6 are met. In determining whether the requirements of Section 5.4 have been met, four percent (4%) shall be substituted for three percent (3%). Notwithstanding the foregoing, 1.0 shall be substituted for 1.25 wherever it appears in Section 5.5(f)(v)(B) in any year in which the Plan is determined to be Super Top-Heavy, regardless of the minimum allocation.

          (vi) Employer means the Employer that adopts this Plan.  All Related
               --------
               Employers shall be considered a single Employer for purposes of applying the limitations of this Section.

          (vii)Excess Amount means the excess of the Participant's Annual
               -------------
               Additions for the Limitation Year over the Maximum Permissible Amount, less administrative charges allocable to such Excess Amount.

          (viii)  Limitation Year means the Limitation Year specified in the
                  ---------------
                  Plan or, if none is specified, the calendar year.

          (ix) Maximum Permissible Amount means the lesser of:
               --------------------------

               (A)  the Defined Contribution Dollar Limitation, or

               (B) twenty-five percent (25%) of the Participant's Compensation, within the meaning of Code Section 415(c)(3)

               for a Limitation Year with respect to any Participant.

               Defined Contribution Dollar Limitation means $30,000 or, if greater, twenty-five percent (25%) of the Defined Benefit Dollar Limitation set forth in Code Section 415(b)(1)(A) as in effect for the Limitation Year.

          (x)  Projected Annual Benefit means the benefit of the Participant
               ------------------------
               payable annually in the form of a straight life annuity (with no ancillary benefits) under the terms of a defined benefit plan to which employees do not contribute and under which no rollover contributions are made, assuming that the Participant continues employment until Normal Retirement Age (or current age, if later), compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of Normal Retirement Age, and all other relevant factors used to determine benefits under the defined benefit plan remain constant as of the current Limitation Year for all future Limitation Years.

     (g)  Special Rules for Overall Limits.  If the Employer maintains or
          --------------------------------
establishes, or has ever maintained or established, any defined benefit plan(s) in addition to this Plan, such Plans are subject to the overall limitations under Code Section 415(e) and the following special rules apply:

           (i) Recomputation Not Required.  For purposes of determining the
               --------------------------
               Defined Contribution Plan Fraction, the Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee Contributions as Annual Additions.

          (ii) Adjustment of Defined Contribution Plan Fraction.  If the Plan
               ------------------------------------------------
               satisfied the applicable requirements of Code Section 415 as in effect for all Limitation Years beginning before January 1, 1987, the Committee shall redetermine the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction as of the end of the 1986 Limitation Year. If the sum of the redetermined Fractions exceeds 1.0, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding the numerator) equal to the product of (A) the excess of the sum of the Fractions over 1.0 times (B) the denominator of the Defined Contribution Plan Fraction, so that the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction computed under Code Section 415(e)(1) does not exceed
               1.0 for the Limitation Year.

     (h)  Separate, Combined Plan Limits.  For purposes of the foregoing
          ------------------------------
limitations in this Section, any Employee Contributions to any defined benefit plan shall be considered as a separate defined contribution plan. Further, all defined contribution plans shall be considered as one defined contribution plan and all defined benefit plans shall be considered as one defined benefit plan, whether or not any of such plans have been terminated.

     Section 5.6.  Top-Heavy Minimum Allocation.
     -----------   ----------------------------

     (a)  Minimum Allocation.  Notwithstanding the foregoing, for any Plan Year
          ------------------
in which the Plan is determined to be Top-Heavy, the amount of Employer Contributions and Forfeitures allocated to the Account of each Non-Key Employee shall be equal to the lesser of three percent (3%) of each Non-Key Employee's Compensation or the highest contribution rate for the Plan Year made on behalf of any Key Employee. However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the nondiscrimination rules of Code Section 401(a)(4) or the coverage rules of Code
Section 410 (or another plan benefitting the Key Employee so depends on the defined benefit plan), the top heavy minimum allocation is three percent (3%) of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employee.

     (b)  Compensation.  For purposes of this Section, Compensation means Annual
          ------------
Compensation defined in Section 2.6 except (i) Compensation does not include Elective Contributions, and (ii) any exclusions from Annual Compensation (other than the exclusion of Elective Contributions and the exclusions described in clauses (i) through (v) of Section 2.6) do not apply. Notwithstanding the definition of Annual Compensation in Section 2.6, the period preceding a Participant's Entry Date shall be included in determining the minimum top-heavy allocation provided by this Section.

     (c)  Contribution Rate.  For purposes of this Section, a Participant's
          -----------------
contribution rate is the sum of Employer Contributions (not including Employer Contributions to Social Security) and Forfeitures allocated to the Participant's Account for the Plan Year divided by his or her Compensation for the entire Plan Year. To determine a Participant's contribution rate, the Committee must treat all qualified top-heavy defined contribution plans maintained by the Employer (or by any related Employers described in Section 2.45) as a single plan. For purposes of this Section, for Plan Years beginning after 1988, Employer Contributions made to any plan pursuant to a salary reduction agreement or similar arrangement may be considered as Employer Contributions. For purposes of this Section, for Plan Years beginning after 1988, Employer Contributions made to any plan pursuant to a salary reduction agreement or similar arrangement ("Elective Contributions") on behalf of key employees are treated as Employer Contributions under Code Section 416(c)(2). However, elective contributions on behalf of Employees other than key employees may not be treated as Employer Contributions for purposes of the minimum contribution requirement of Code
Section 416.

     (d)  Participant Entitled to Top-Heavy Minimum Allocation.  The minimum
          ----------------------------------------------------
allocation under this Section shall be provided to each Non-Key Employee who is a Participant and is employed by the Employer on the last day of the Plan Year, whether or not the Participant has been credited with one thousand (1,000) Hours of Service for the Plan Year. The minimum allocation under this Section shall not be provided to any Participant who was not employed by the Employer on the last day of the Plan Year. The provisions of this Section shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer under which the minimum allocation or benefit requirements under Code Section 416(c)(1) or (c)(2) are met for the Participant.

     (e)  Compliance.  The Plan will satisfy the top-heavy minimum allocation
          ----------
under this Section. The Committee first will allocate the Employer Contributions (and Participant Forfeitures, if any) for the Plan Year pursuant to the allocation formula under Section 5.4. The Employer then will contribute an additional amount for the Account of any Participant entitled under this Section to a top-heavy minimum allocation and whose contribution rate for the Plan Year, under this Plan and any other plan aggregated under this Section, is less than the top-heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top-heavy minimum allocation. The Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.

     Section 5.7.  Limitation on Allocations for Electing Shareholder.  If a
     -----------   --------------------------------------------------
shareholder sells Employer Securities to the Plan and elects (with the consent of the Employer) nonrecognition of gain under Code Section 1042, no portion of the Employer Securities purchased in any such transaction (or any dividends or other income attributable thereto) may be allocated during the ten (10) year period following the purchase (or, if an Exempt Loan was incurred in connection with such purchase, the period beginning on the date of such purchase and ending on the tenth anniversary of the Valuation Date as of which shares are released from the Suspense Account as a result of the final payment on the Exempt Loan) to the Employer Securities Accounts of:

     (a)  the selling shareholder; or

     (b) his or her spouse, brothers or sisters (whether by the whole or half blood), ancestors or lineal descendants (except as to certain lineal descendants, to the extent provided in Code Section 409(n)(3)(A)), or any other person who bears a relationship to the selling shareholder that is described in Code Section 267(b).

     In addition, no portion of the Employer Securities purchased in any such transaction (or any dividends or other income attributable thereto) may thereafter be allocated to the Accounts of any Participant owning (as determined under Code Section 318(a), without regard to Code Section 318(a)(2)(B)(i)), during the entire one (1) year period preceding the purchase or on any allocation date, more than 25% of any class of outstanding Employer Securities or of the total value of any class of outstanding Employer Securities.

     To the extent that a Participant is subject to the allocation limitation described in this Section for a Plan Year, he or she shall not share in the allocation of Employer Contributions and Forfeitures.

     Section 5.8.  Post-Allocation Adjustments to Accounts.  After the amount or
     -----------   ---------------------------------------
amounts have been allocated and credited to each Participant's Employer Contribution Account, as provided in this Article, the then value of each Employer Contribution Account shall remain unchanged until the next Accounting Date. Notwithstanding the foregoing, the Participant's Employer Contribution Account may be adjusted prior to the next Accounting Date under:

     (a) other provisions in this Agreement authorizing the Committee to reduce the Participant's Employer Contribution Account by disbursements properly chargeable to it or to credit the Participant's Employer Contribution Account by funds received by it; or

     (b) a special valuation of the Participant's Employer Contribution Account required under Articles 6 and 7.

     Section 5.9.  Employer Contribution Accounts Defined.  For purposes of this
     -----------   --------------------------------------
Article, reference to the Employer Contribution Accounts of Participants shall include the Employer Contribution Accounts of those Participants who die, become disabled or retire during the Plan Year considered.


                                 * * * * * * *

                                  ARTICLE SIX
                                  -----------

                                    VESTING
                                    -------

     Section 6.1.  Crediting and Adjusting of Accounts Upon Termination.  Upon
     -----------   ----------------------------------------------------
the first to occur of the Participant's Retirement, death or the determination that the Participant has sustained total and permanent Disability, the Participant, or his Beneficiary, shall be fully vested in and have a nonforfeitable right to the contents of the Participant's Employer Contribution Account and Rollover Account, if any.

     If a Participant's employment by the Employer shall terminate for any reason other than Retirement, death or total and permanent Disability, the Participant, or the Beneficiary on the death of the Participant, shall become entitled to (i) the contents of the Participant's Rollover Account, and (ii) the vested percentage at the date of Separation from Service, of the contents of the Participant's Employer Contribution Account and the Trustee shall hold the Participant's Nonforfeitable Account Balance in the Accounts for the Participant's benefit. The Committee shall credit and adjust the Accounts of the terminated Participant, as provided in Article 5, as of the immediately preceding Accounting Date. If, on the applicable Accounting Date determined under the preceding sentence the amount credited to the Participant's Account does not include all of the allocations, if any, to which a Participant is entitled under Section 5.4 or 5.6, then the particular Participant's vested portion determined under Section 6.1 or 6.2, as applicable, of the allocation or allocations shall be distributed pursuant to Article 7 as soon as practicable after the allocation is made. The terminated Participant shall be entitled to benefits determined under Section 6.2 after the date of termination. At its discretion, the Committee may conduct a special valuation to establish the value of the terminated Participant's Accounts as of the date of termination, or any other date that is administratively feasible.

     Section 6.2.  Vesting.
     -----------   -------

     (a) EFFECTIVE JANUARY 1, 1987 THROUGH DECEMBER 31, 1988, a Participant to whom Section 6.1 applies shall be entitled to receive the entire contents of the Participant's Rollover Account. In addition, the Participant also shall be entitled to receive a Nonforfeitable percentage of the balance credited to the Employer Contribution Account, consisting of the Employer Investment Account and the Employer Securities Account, determined under the following vesting schedule:

                                                       Nonforfeitable
                                                       --------------
                Years of Service                         Percentage
                ----------------                         ----------

             Less than 4 years                              0%
             At least 4 but less than 5 years              40%
             At least 5 but less than 6 years              45%
             At least 6 but less than 7 years              50%
             At least 7 but less than 8 years              60%
             At least 8 but less than 9 years              70%
             At least 9 but less than 10 years             80%
             At least 10 but less than 11 years            90%
             At least 11 or more years                    100%

          Notwithstanding the foregoing vesting schedule, for any Plan Year in which the Plan is a Top-Heavy Plan, the following vesting schedule shall apply:

                                                       Nonforfeitable
                                                       --------------
                Years of Service                         Percentage
                ----------------                         ----------

             Less than 2 years                              0%
             At least 2 but less than 3 years              20%
             At least 3 but less than 4 years              40%
             At least 4 but less than 5 years              60%
             At least 5 but less than 6 years              80%
             At least 6 years                             100%

          (b) Effective January 1, 1989, a Participant to whom Section 6.1 applies shall be entitled to receive the entire contents of the Participant's Rollover Account. In addition, the Participant also shall be entitled to receive a Nonforfeitable percentage of the balance credited to the Employer Contribution Account, consisting of the Employer Investment Account and the Employer Securities Account, determined under the following vesting schedule:

                                                       Nonforfeitable
                                                       --------------
                Years of Service                         Percentage
                ----------------                         ----------

             Less than 3 years                              0%
             At least 3 but less than 4 years              20%
             At least 4 but less than 5 years              40%
             At least 5 but less than 6 years              60%
             At least 6 but less than 7 years              80%
             At least 7 or more years                     100%

          Notwithstanding the foregoing vesting schedule, for any Plan Year in which the Plan is a Top-Heavy Plan, the following vesting schedule shall apply:

                                                       Nonforfeitable
                                                       --------------
                Years of Service                         Percentage
                ----------------                         ----------

             Less than 2 years                              0%
             At least 2 but less than 3 years              20%
             At least 3 but less than 4 years              40%
             At least 4 but less than 5 years              60%
             At least 5 but less than 6 years              80%
             At least 6 years                             100%

          (c) If, in any subsequent Plan Year, the Plan ceases to be a Top-Heavy Plan, the top-heavy vesting schedule shall continue to apply unless the Employer elects, in writing, to revert to the vesting schedule set forth in paragraph (a) or (b) whichever is applicable. Any reversion shall be treated as a Plan amendment and shall be subject to the restrictions of Section 10.2.

          Section 6.3.  Forfeitures.  A Participant to whom this Article applies
          -----------   -----------
shall forfeit that portion of the amount of the Account to which the Participant is not entitled under Section 6.2 as of the Anniversary Date coincident with or next following the earlier of the date on which the Participant incurs five (5) consecutive One Year Breaks in Service or the date on which the Participant receives a Cashout Distribution (the Forfeiture Event). A Cashout Distribution means a lump sum distribution pursuant to Sections 7.3(c), that occurs no later than the last day of the second Plan Year following the Plan Year in which the Participant separates from Service. For purposes of this Section, a Participant who separates from Service without a Nonforfeitable percentage in the Participant's Employer Contribution Account shall be deemed to have received a distribution of the Nonforfeitable Account Balance on the date of Separation from Service. The amount forfeited under this Section shall remain in the Trust Fund and shall be allocated under Article 5 among the Accounts of the remaining Participants as of the Accounting Date coincident with or next following the Forfeiture Event.

          If a portion of a Participant's account is forfeited, Qualifying Employer Securities allocated under Section 5.4 must be forfeited only after other assets. If interests in more than one class of Qualifying Employer Securities have been allocated to the Participant's account, the Participant must be treated as forfeiting the same proportion of each class.

          Section 6.4.  Determination of Amount of Vested Undistributed Account,
          -----------   --------------------------------------------------------
Forfeiture.  If the Trustee pays any amount outstanding to the credit of a
- -----------
Participant in the Participant's Account while the Participant is not fully vested in the Account, other than a Cashout Distribution defined in Section 7.3(c), and prior to the Accounting Date on which the Participant shall incur five (5) consecutive One Year Breaks in Service, the value of the vested and undistributed Account shall be held in a separate account and shall be determined at any time prior to and including the Accounting Date on which the Participant shall incur five (5) consecutive One Year Breaks in Service under the following formula:

                                 X = P(AB + (RxD)) - (RxD).

     For this formula, the variables represent the following factors:

     X is the value of the vested portion of the Participant's Account;

     P is the Participant's Nonforfeitable percentage at the relevant time;

     AB is the Account Balance at the relevant time;

     D is the amount of the distribution; and

     R is the ratio of the Account Balance at the relevant time to the Account Balance after the distribution.

     The nonvested portion of the Participant's Account shall be forfeited on the Accounting Date on which the Participant incurs five (5) consecutive One Year Breaks in Service.

     Section 6.5.  Crediting Years of Vesting Service.
     -----------   ----------------------------------

     (a) If a Participant's Service with the Employer is terminated and the Former Participant receives a distribution from the Trustee and subsequently re-enters the Service of the Employer after incurring five (5) consecutive One Year Breaks in Service, the reemployed Participant's Years of Service after the break need not be taken into account to determine the Nonforfeitable percentage of the Participant's Account Balance derived from Employer Contributions which accrued before the Break in Service. Notwithstanding the foregoing sentence, any reemployed Participant's Years of Service prior to the Break in Service must be taken into account to determine the Nonforfeitable percentage of the Participant's Account Balance derived from Employer Contributions which accrued after the Break in Service; provided that, for vesting purposes, the pre-break Service shall not be taken into account until the Participant completes a Year of Service measured on a twelve (12) month Computation Period commencing with the date of re-employment of the Participant.

     (b) If a Participant's Service with the Employer is terminated and the Participant is reemployed by the Employer prior to incurring five (5) consecutive One Year Breaks in Service, the reemployed Participant shall continue to vest at the level in the vesting schedule in Section 6.2 that the Participant had attained prior to termination in both the pre-separation and post-separation Account Balance.

     Section 6.6.  Restoration of Account Balance.  If a partially vested
     -----------   ------------------------------
Participant resumes employment covered under the Plan, but prior to incurring five (5) consecutive One Year Breaks in Service, the Participant shall have the right to repay the amount previously distributed pursuant to Sections 7.3(b) or 7.3(c). If the Participant repays the entire amount previously distributed prior to the earlier of (a) incurring five (5) consecutive One Year Breaks in Service commencing after the distribution, or (b) five years after the first date on which the Participant is subsequently reemployed by the Employer, then the Committee shall restore to the Participant's Account an amount equal to the amount forfeited under Section 6.3 unadjusted by any gains or losses between the time of distribution and the time of repayment. Sources for the restoration of Account Balances will be used in the following order of priority: (a) forfeitures, (b) additional Employer Contributions and (c) Trust income. The Committee will treat a non-vested Participant who is deemed to have received a distribution on the date of Separation from Service of the Participant's Nonforfeitable Account Balance as having repaid the deemed distribution on the first date of the Participant's reemployment with the Employer. Restoration of the Participant's Account Balance includes restoration of all Code Section 411(d)(6) protected benefits pertaining to that restored Account under applicable Treasury regulations. For purposes of Plan Section 5.6 and Code
Section 415(c) and (e), the repayment by the Participant and the restoration will not be treated as Annual Additions.

                                 * * * * * * *

                                 ARTICLE SEVEN
                                 -------------

                              PAYMENT OF BENEFITS
                              -------------------


     Section 7.1.  Form of Distributions.
     -----------   ---------------------

     (a) FORM OF PAYMENT OF BENEFITS. Whenever a Participant, Former Participant or Beneficiary is entitled to receive a distribution of benefits, benefits shall be paid as follows:

         (i) Distribution shall be in the form of whole shares of Employer Securities allocated to the Participant's Employer Contribution Account. The value of any fractional shares shall be distributed in cash. If Employer Securities are not readily tradable on an established market, the recipient shall receive a put option as described in Section 14.1;

         (ii) Distribution of the Participant's Rollover Account shall be in the form of the assets contained in the Rollover Account.

         (iii) The Participant shall be limited in the optional forms of payment of benefits to those which will result in the payment of greater than fifty percent (50%) of the anticipated benefits over the Participant's life expectancy. The purpose of this limitation is to ensure that death benefits will be incidental to retirement benefits under Revenue Ruling 72.241.

          (iv) Notwithstanding the foregoing, a distribution made pursuant to this Section shall be subject to the immediate cashout provisions of Section 7.3(c) and the requirements set forth in the third paragraph of Section 7.3(a) and the second paragraph of 7.3(b).

          Notwithstanding any contrary provision, unless other Plan distribution provisions require earlier distribution of the Participant's Account, if the Participant and, if applicable pursuant to Code Sections 401(a)(11) and 417, with the consent of the Participant's spouse elects, the Committee shall direct the Trustee to commence distribution of the Participant's Account Balance attributable to Employer Securities acquired after December 31, 1986 in the Participant's Employer Securities Account no later than one (1) year after the close of the Plan Year in which the Participant Separates from Service because of attainment of Normal Retirement Age. This distribution requirement is subject to the form of distribution requirements of this Article 7. For purposes of this paragraph, Employer Securities do not include any Employer Securities acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which the borrower repays the Exempt Loan in full.

     (b) DIRECT ROLLOVER OPTIONAL FORM OF BENEFIT.

         (i)  Direct Rollover.  This Section applies to distributions made on
              ---------------
              or after JANUARY 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (ii) Definitions
               -----------

               (A)  Eligible Rollover Distribution.  An eligible rollover
                    ------------------------------
                    distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Securities).

               (B)  Eligible Retirement Plan.  An eligible retirement plan is an
                    ------------------------
                    individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                    Section 408(b) of the Code, an annuity plan described in
                    Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (C)  Distributee.  A distributee includes an employee or former
                    -----------
                    employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

               (D)  Direct Rollover.  A direct rollover is a payment by the plan
                    ---------------
                    to the eligible retirement plan specified by the distributee.

     (c) JOINT AND SURVIVOR ANNUITY REQUIREMENTS. The joint and survivor annuity requirements do not apply to this Plan. The Plan does not provide any annuity distributions to Participants nor to surviving spouses. A transfer agreement described in Section 13.2 may not permit a plan which is subject to Code Section 417 to transfer assets to this Plan, unless the transfer is an elective transfer as described in Section 13.3.

     Section 7.2.  Election of Form of Payment of Benefits.  The Participant,
     -----------   ---------------------------------------
Former Participant, or Beneficiary shall elect the form or forms of payment of benefits permitted in Section 7.1 which the Committee and Trustee shall implement. Not earlier than ninety (90) days, but not later than thirty (30) days, before the Participant's Annuity Starting Date, the Committee must provide a benefit notice to a Participant who is eligible to make an election under this Section. The Participant's Annuity Starting Date means the first day of the first period for which an amount is paid as an annuity or any other form. The benefit notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to defer distribution until he or she attains the later of Normal Retirement Age or age 62.

     EFFECTIVE JANUARY 1, 1994, if a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)- 11(c) of the Income Tax Regulations is given, provided that:

     (i) the plan administrator clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

     (ii) the participant, after receiving the notice, affirmatively elects a distribution.

     If a Participant, Former Participant, or Beneficiary makes an election prescribed by this Section, the Committee will direct the Trustee to distribute the Participant's Nonforfeitable Account Balance pursuant to that election. Any election under this Section is subject to the mandatory distribution requirements of Sections 7.6 and the survivor annuity requirements of Section 7.1, if applicable. The Participant, Former Participant or Beneficiary must make an election under this Section by filing an election form with the Committee at any time before the Trustee otherwise would commence to pay a Participant's Account Balance under the applicable requirements of Article 7.

     Section 7.3.  Timing of Distributions.
     -----------   -----------------------

     (a) PAYMENT OF BENEFITS UPON DEATH, DISABILITY OR NORMAL RETIREMENT. EFFECTIVE JANUARY 1, 1987 THROUGH DECEMBER 31, 1988, upon the Retirement or Disability of a Participant, or the death of a Participant or Former Participant, distribution of the contents of the Participant's Employer Contribution and Rollover Account shall take place as soon as reasonably possible following the end of the Plan Year in which the Participant Retired, became Disabled or Died, and in no event later than sixty (60) days after the end of the Plan Year.

     EFFECTIVE JANUARY 1, 1989, as soon as administratively feasible after the Committee has credited and adjusted a Participant's Accounts as provided in
Article 5, the Trustee shall make payments upon the Retirement or Disability of a Participant or the death of a Participant or Former Participant pursuant to the form and timing of payment of benefits provisions of this Article. Payments shall begin as soon as administratively feasible following Separation from Service and shall be completed as soon as reasonably possible following the end of the Plan Year in which the Participant Retired, died or became Disabled but in no event later than sixty (60) days after the end of the Plan Year. The Committee shall charge each payment to the Participant's Accounts and payment shall continue until death (when Article 8 shall control the disposition of the deceased Participant's Nonforfeitable Account Balance) or until the Nonforfeitable Account Balance is paid to the Participant in full, whichever event shall occur first.

     Notwithstanding any contrary provision, unless other Plan distribution provisions require earlier distribution of the Participant's Account, if the Participant and, if applicable pursuant to Code Sections 401(a)(11) and 417, with the consent of the Participant's spouse elects, the Committee shall direct the Trustee to commence distribution of the Participant's Account Balance attributable to Employer Securities acquired after December 31, 1986 in the Participant's Employer Securities Account no later than one (1) year after the close of the Plan Year in which the Participant Separates from Service because of attainment of Normal Retirement Age. This distribution requirement is subject to the form of distribution requirements of this Article 7. For purposes of this paragraph, Employer Securities do not include any Employer Securities acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which the borrower repays the Exempt Loan in full.

     (b) PAYMENT OF TERMINATION BENEFITS. EFFECTIVE JANUARY 1, 1987 THROUGH DECEMBER 31, 1988, in the event of other termination of employment, distribution of benefits shall not occur until the end of the Plan year (no later than the sixtieth day after the last day thereof) during which the Participant reaches normal retirement age; in the event that such terminated employee shall die before reaching normal retirement age, the provision of the next sentence shall govern. In the event of death, distribution of benefits shall be as soon as is reasonably possible following the end of the Plan Year in which death occurred, in no event later than sixty (60) days following the end of such Plan Year.

     EFFECTIVE JANUARY 1, 1989, if the Participant Separates from Service for any reason other than Retirement, death or Disability and is not reemployed by the Employer at the end of the fifth Plan Year following the Plan Year of the Separation from Service, distribution of the vested percentage of the Participant's Employer Contribution Account and the Participant's Rollover Account will begin not later than one year after the close of the fifth Plan Year following the Plan Year in which the Participant Separated from Service unless the Participant elects to have distribution made, or begin, during the sixty (60) day period following the end of the Plan Year in which the Participant reaches Normal Retirement Age. If the Participant is reemployed by the Employer by the end of the fifth Plan Year, distribution under the Plan will be governed by whichever part of this section thereafter becomes applicable.
The Committee shall combine the Nonforfeitable percentage of the Accounts of a Participant determined under Section 6.2 with the Participant Rollover Account into one Account, and the Trustee shall make payments to the Participant pursuant to Article 7. Distributions shall be made in substantially equal annual payments over a period of five (5) years unless the Participant elected to defer payments until Normal Retirement Age. The Committee shall charge each payment to the Participant's Account and payment shall continue until death (when Article 7 shall control the disposition of the deceased Participant's Nonforfeitable Account Balance) or until the Participant's Nonforfeitable Account Balance is paid to the Participant in full, whichever event shall occur first.

     Notwithstanding any contrary provision, unless other Plan distribution provisions require earlier distribution of the Participant's Account, if the Participant and, if applicable pursuant to Code Sections 401(a)(11) and 417, with the consent of the Participant's spouse elects, the Committee shall direct the Trustee to commence distribution of the Participant's Account Balance attributable to Employer Securities acquired after December 31 1986 in the Participant's Employer Securities Account no later than one (1) year after the close of the Plan Year which is the fifth (5th) Plan Year following the Plan Year in which the Participant Separates from Service for any reason other than attainment of Normal Retirement Age, death or disability. This distribution requirement is subject to the form of distribution requirements of this Article. For purposes of this paragraph, Employer Securities do not include any Employer Securities acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which the borrower repays the Exempt Loan in full. If the Participant resumes employment with the Employer on or before the last day of the fifth (5th) Plan Year following the Plan Year of the Participant's Separation from Service, the distribution provisions of this paragraph will not apply until the Participant again may separate from Service for any other reason other than attainment of Normal Retirement Age, death or disability.

     (c)  Involuntary Cashout Distribution.  Notwithstanding the foregoing, if a
          --------------------------------
Participant separates from Service with the Employer and the Participant's Nonforfeitable Account Balance determined under Section 6.2 is $3,500 or less in value, the Committee may direct the Trustee to make immediate distribution to the Participant in the form of a lump sum distribution in cash; provided, however, the Trustee shall not make a lump sum distribution after benefit distributions have commenced, without the written consent of the Participant and spouse. For purposes of this paragraph, if the value of an Employee's vested Account Balance is zero (0), the Employee shall be deemed to have received a distribution of his or her vested Account Balance. Notwithstanding any contrary provision, if the Nonforfeitable Account Balance of a Participant exceeds $3,500 in value, then the Trustee shall make no distribution without the Participant's and the spouse's consent pursuant to Article 10 until the later of attainment of age sixty-two (62) years or attainment of Normal Retirement Age. The foregoing sentence shall not apply after the death of the Participant.

     Section 7.4.  Election to Defer Receipt of Benefits.  Notwithstanding the
     -----------   -------------------------------------
foregoing, a Participant who leaves the employment of the Employer before his or her Normal Retirement Date or Early Retirement Date may elect to leave his or her Nonforfeitable Account Balance under the management of the Trustee until Normal Retirement Date or Early Retirement Date. The Trustee shall invest and reinvest and shall credit and charge the Account with its proportionate share of gains and losses of the Trust Fund pursuant to Article 5 until the Nonforfeitable Account Balance is paid out to the Former Participant under this Article. Any election made under this Section shall be irrevocable and shall be made no later than fourteen (14) days before the electing Participant becomes entitled to receive his or her Nonforfeitable Account Balance in the Plan. Notwithstanding the foregoing, a Participant who has elected to leave his or her Nonforfeitable Account Balance under the management of the Trustee may later elect to have the Account Balance transferred to any pension or profit sharing plan maintained by another Employer in which the Participant has, at the time of the later election, become a participant under the transferee plan.

     Section 7.5.  Commencement of Payment of Benefits.  Unless a Participant
     -----------   -----------------------------------
elects otherwise, payment of benefits shall commence not later than sixty (60) days after the end of the Plan Year in which the latest of the following events occur:

     (a) the day the Participant attains the earlier of age sixty-five (65) years or Normal Retirement Age;

     (b) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or

     (c) the day the Participant terminates employment with the Employer.

     Section 7.6.  Mandatory Distribution of Benefits.
     -----------   ----------------------------------

     (a)  Retirement Benefits.  The Committee may not direct the Trustee to
          -------------------
distribute the Participant's Nonforfeitable Account Balance, nor may the Participant elect to make the Trustee distribute the Nonforfeitable Account Balance under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code Section 401(a)(9) and the applicable Treasury regulations.

          (i)  Limits on Distribution Periods.  As of the first Distribution
               ------------------------------
          Calendar Year, distributions, if not made in a lump sum, may only be made over one of the following periods or a combination of such periods:

               (A)  the life of the Participant;

               (B) the life of the Participant and a Designated Beneficiary, subject to the requirements of Code Section 401(a)(9) and the applicable Treasury regulations;

               (C) a period certain not extending beyond the life expectancy of the Participant; or

               (D) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

          Under no circumstances may a Participant elect payment of benefits in the form of an annuity. All distributions required under this Article shall be determined and made under Code Section 401(a)(9) and applicable Treasury regulations, including the minimum distribution incidental benefit requirements of Treasury Regulations Section 1.401(a)(9)-2. A mandatory distribution at the Participant's Required Beginning Date will be in lump sum unless the Participant, pursuant to this Article, makes a valid election to receive an alternative form of payment.

          (ii) Minimum Distribution Amounts
               ----------------------------

               (A)  Non-Lump Sum Distribution.  If the Participant's entire
                    --------------------------
                    interest will be distributed in other than a lump sum, then the minimum distribution for a calendar year equals the Participant's Nonforfeitable Account Balance as of the last Valuation Date preceding the beginning of the calendar year divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his or her Designated Beneficiary, subject to the requirements of Code Section 401(a)(9) and the applicable Treasury regulations. The Committee will increase the Participant's Nonforfeitable Account Balance, as determined on the relevant Valuation Date, for Contributions or Forfeitures allocated after the Valuation Date and by December 31 of the Valuation Calendar Year, and will decrease the valuation by distributions made after the Valuation Date and by December 31 of the Valuation Calendar Year. For purposes of this valuation, the Committee will treat any portion of the minimum distribution for the first Distribution Calendar Year made after the close of that year as a distribution occurring in the first Distribution Calendar Year. Life expectancy and joint and last survivor expectancy must be computed by the use of the expected return multiples contained in Section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Participant, or Spouse in the case of distributions described in this Section 7.6(a), by the time distributions are required to begin, life expectancies shall be recalculated annually. The election shall be irrevocable for the Participant, or spouse, and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary may not be recalculated.

               (B)  Non-Spouse Beneficiary.  If the Participant's spouse is not
                    ----------------------
                    the Designated Beneficiary, a method of payment to the Participant may not provide more than incidental benefits to the Beneficiary. The Plan must satisfy the minimum distribution incidental benefit ("MDIB") requirements in the applicable Treasury regulations under Code Section 401(a)(9) for distributions made on or after the Participant's Required Beginning Date and before the Participant's death. To satisfy the MDIB requirement, the Committee will compute the minimum distribution required by this Section 7.6(a) by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Committee will compute the minimum distribution required by this
                    Section 7.6(a) solely on the basis of the applicable life expectancy factor and will disregard the MDIB factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the MDIB requirement or if the present value of the retirement benefits payable solely to the Participant is greater than fifty percent (50%) of the present value of the total benefits payable to the Participant and Beneficiaries. The Committee must determine whether benefits to the Beneficiary are incidental on the date the Trustee is to commence payment of the retirement benefits to the Participant, or on the date the Trustee redetermines the payment period to the Participant.

          (iii)Commencement of Benefits
               ------------------------

               (A)  General Rule.  The Trustee must distribute or begin to
                    ------------
                    distribute the entire interest of a Participant no later than the Participant's Required Beginning Date. The minimum distribution for the first Distribution Calendar Year is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent Distribution Calendar Year, including the calendar year of the Participant's Required Beginning Date, is due by December 31 of that year. Except as provided in clause (ii), a Participant's Required Beginning Date is the April 1 following the close of the calendar year in which the Participant attains age seventy and one-half (70 1/2) years.

               (B)  Transitional Rule.  The Required Beginning Date of a
                    -----------------
                    Participant who attains age seventy and one-half (70 1/2) years before January 1, 1988, shall be determined under the following paragraphs (A) or (B):

                    (1)  Other Than Five Percent Owners.  The Required Beginning
                         ------------------------------
                         Date of a Participant who is not a Five Percent Owner (as defined in (iii) below) is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age seventy and one-half (70 1/2) years occurs. The Required Beginning Date of a Participant who is not a Five Percent Owner, who attains age seventy and one-half (70 1/2) years during 1988 and who has not retired on January 1, 1989, is April 1, 1990.

                    (2)  Five Percent Owners.  The Required Beginning Date of a
                         -------------------
                         Participant who is a Five Percent Owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                         (I) the calendar year in which the Participant attains age seventy and one-half (70 1/2) years; or

                         (II) the earlier of the calendar year with or within
                              which ends the Plan Year in which the Participant becomes a Five Percent Owner, or the calendar year in which the Participant retires.

               (C)  Five Percent Owner.  A Participant is treated as a Five
                    -------------------
                    Percent Owner for purposes of this Section if the Participant is a Five Percent Owner as defined in Section 2.51(g)(iii) and Code Section 416(i) (determined under Code
                    Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which the owner attains age sixty-six and one-half (66 1/2) years or any subsequent Plan Year. Once distributions have begun to a Five Percent

                    Owner under this Section, they must continue to be distributed, even if the Participant ceases to be a Five Percent Owner in a subsequent year.

          (iv) Definitions
               -----------

               (A)  Applicable Life Expectancy means the life expectancy (or
                    --------------------------
                    joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was calculated first. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year and, if life expectancy is being recalculated, the succeeding calendar year.

               (B)  Designated Beneficiary means the individual who is
                    ----------------------
                    designated as the Beneficiary under the Plan in accordance with Code Section 401(a)(9) and the applicable Treasury regulations.

               (C)  Distribution Calendar Year means a calendar year for which a
                    --------------------------
                    minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date.

               (D)  Participant's Nonforfeitable Account Balance means the
                    --------------------------------------------
                    account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (Valuation Calendar Year), increased by the amount of any Contributions or Forfeitures allocated to the account balance as of the dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. If any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

     (b)  Death Benefits.  The Committee may not direct the Trustee to
          --------------
distribute the Participant's Nonforfeitable Account Balance, to the Beneficiary or Designated Beneficiary, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code Section 401(a)(9) and the applicable Treasury regulations.

          (i)  Limits on Distribution Periods
               ------------------------------

               (A) If the Participant or Former Participant dies after distribution has commenced, the Trustee shall continue to distribute the remaining portion of the Participant's or Former Participant's Nonforfeitable Account Balance at least as rapidly as under the method of distribution used prior to the Participant's death.

               (B) If the Participant or Former Participant dies before distribution commences, the Trustee shall complete distribution of the Participant's or Former Participant's Nonforfeitable Account Balance by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's or Former Participant's death, except to the extent that the Designated Beneficiary elects to receive distributions under paragraphs (A) or (B) below:

                    (1) If any portion of the Participant's or Former Participant's Nonforfeitable Account Balance is payable to a Designated Beneficiary, the Designated Beneficiary may elect distributions over the life or over a period certain not greater than the life expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant or Former Participant died;

                    (2) If the Designated Beneficiary is the Participant's Surviving Spouse, the date distributions must begin under paragraph (A) above shall not be earlier than the later of: (1) December 31 of the calendar year immediately following the calendar year in which the Participant or Former Participant died; and (2) December 31 of the calendar year in which the Participant or Former Participant would have attained age seventy and one-half (70 1/2) years. If the Participant has not made an election pursuant to this Section by the time of death, the Designated Beneficiary must elect the method of distribution no later than the earlier of: (1) December 31 of the calendar year in which distributions must begin under this Section; or (2) December 31 of the calendar year which contains the fifth (5th) anniversary of the date of death of the Participant or Former Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Nonforfeitable Account Balance of the Participant or Former Participant must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of death.

                    (3) If the Surviving Spouse is the Beneficiary of any portion of a deceased Participant's or Former Participant's benefits under the Plan, the Surviving Spouse shall be permitted to direct that this distribution of benefits commence at a reasonable time following the death of the Participant or Former Participant under applicable Treasury regulations.

                    (4) If the Surviving Spouse dies after the Participant or Former Participant, but before payments to the Spouse begin, the preceding provisions of this Section, with the exception of paragraph (B), shall be applied as if the Surviving Spouse had been the Participant.

          (ii) Minimum Distribution Amounts.  If the Trustee will distribute a
               ----------------------------
               Participant's or Former Participant's Nonforfeitable Account Balance in accordance with the Designated Beneficiary's life expectancy, the minimum distribution for a calendar year equals the Participant's Nonforfeitable Account Balance as of the latest

               Valuation Date preceding the beginning of the calendar year divided by the Designated Beneficiary's life expectancy.

     For purposes of this Section, payments will be calculated by using the expected return multiples specified in Tables V and VI of Treasury Regulations
Section 1.72-9. Life expectancy of a Surviving Spouse shall be recalculated annually; however, in the case of any other Designated Beneficiary, life expectancy will be calculated when the first payment commences without further recalculation. For purposes of this Section, any amount paid to a child of the Participant or Former Participant will be treated as if it had been paid to the Surviving Spouse, if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

          (iii)Commencement of Benefits
               ------------------------

               (A)  General Rule.  For the purposes of this Section,
                    ------------
                    distribution of a Participant's or Former Participant's Nonforfeitable Account Balance is considered to begin on the Participant's or Former Participant's Required Beginning Date or, if Section 7.4(a)(ii)(D) applies, the date distribution is required to begin to the Surviving Spouse pursuant to Section 7.4(a)(ii)(A). If distribution in the form of an annuity irrevocably commences before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences. Except as otherwise provided, the Required Beginning Date of a Participant or Former Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2) years.

               (B)  Transitional Rules.  The Required Beginning Date of a
                    ------------------
                    Participant or Former Participant who attains age seventy and one-half (70 1/2) years before January 1, 1988, shall be determined under paragraphs (A) or (B) below:

                    (1)  Other Than Five Percent Owners.  The Required Beginning
                         ------------------------------
                         Date of a Participant or Former Participant who is not a Five Percent Owner is the first day of April of the calendar year following the calendar year in which the later of retirement or the attainment of age seventy and one-half (70 1/2) years occurs. The Required Beginning Date of a Participant who is not a Five Percent Owner who attains age seventy and one-half (70 1/2) years during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                    (2)  Five Percent Owners.  The Required Beginning Date of a
                         -------------------
                         Participant or Former Participant who is a Five Percent Owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                         (I) the calendar year in which the Participant attains age seventy and one-half (70 1/2) years, or

                         (II) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a Five Percent Owner, or the calendar year in which the Participant retires.

               (C)  Five Percent Owner.  A Participant is treated as a Five
                    ------------------
                    Percent Owner for purposes of this Section 7.4 if the Participant is a Five Percent Owner as defined in Section 2.51(g)(iii) and Code Section 416(i) (determined under Code
                    Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which the owner attains age sixty-six and one-half (66 1/2) years or any subsequent Plan Year. If distributions have begun to a Five Percent Owner under this Section, they must continue to be distributed, even if the Participant ceases to be a Five Percent Owner in a subsequent year.

          (iv) Definitions
               -----------

               (A)  Applicable Life Expectancy means the life expectancy
                    --------------------------
                    calculated using the attained age of the Designated Beneficiary as of the Designated Beneficiary's birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was calculated first. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as recalculated. The applicable calendar year shall be the first Distribution Calendar Year and, if life expectancy is being recalculated, the succeeding calendar year.

               (B)  Designated Beneficiary means the individual who is
                    ----------------------
                    designated as the Beneficiary under the Plan under Code
                    Section 401(a)(9) and the applicable Treasury regulations.

               (C)  Distribution Calendar Year means a calendar year for which a
                    --------------------------
                    minimum distribution is required. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to this Section.

               (D)  Participant's Nonforfeitable Account Balance means the
                    --------------------------------------------
                    Account Balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (Valuation Calendar Year), increased by the amount of any Contributions or Forfeitures allocated to the Account Balance as of the dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. If any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

     Section 7.7.  Minority or Disability.  During the minority or disability of
     -----------   ----------------------
an individual entitled to receive benefits under this Plan, the Committee, if advised of such condition, may direct distribution to or the Participant may elect to have the Committee instruct the Trustee to make payments due the individual directly to any one of the following:

     (a) The duly appointed guardian or other legal representative of such Participant or Beneficiary;

     (b) Any person designated as a Beneficiary by the non-competent Participant if such Beneficiary resides in the same household as the Participant; or

     (c) To a person or institution entrusted with the care and maintenance of the incompetent Participant or Beneficiary, provided such distributed interest will be used in the best interests and assist in the care of such Participant or Beneficiary, and provided further, that no prior claim for said payment has been made by a legal representative of such Participant or Beneficiary.

     Any distribution made in accordance with the foregoing provisions of this Section shall constitute a complete discharge of any liability or obligation on the part of FFE Transportation Services, Inc., the Committee or the Trustee under the Plan and Trust. Neither the Committee nor the Trustee shall be required to cause or to verify the application of any payments so made, and the receipt of the payee, including the endorsement of a check or checks, shall be conclusive to all interested parties.

     Section 7.8.  Unclaimed Account Procedure.  During the time when a benefit
     -----------   ---------------------------
hereunder is payable to any Participant or Beneficiary, the Committee, upon request by FFE Transportation Services, Inc. or the Trustee, or at its own instance, shall mail by registered or certified mail to such Participant or Beneficiary, at his last known address, a written demand for the Participant's current address, or for satisfactory evidence of the Participant's continued life, or both. If such information is not furnished to the Committee within twelve (12) months from the mailing of such demand, then the Committee may, in its sole discretion, declare such benefit, or any unpaid portion thereof, suspended, with the result that such unclaimed benefit shall be allocated to the Accounts of eligible Participants as a Forfeiture for the Year within which such twelve (12) month period ends, but shall be restored through an Employer contribution if the lost Participant or Beneficiary makes or files a claim for such benefit.

     If a Participant or Beneficiary who has incurred a Forfeiture of Account Balance under the provisions of the first paragraph of this Section makes a claim, at any time, for the forfeited Account Balance, the Committee must restore the Participant's or Beneficiary's forfeited Account Balance to the same dollar amount as the dollar amount of the Account Balance forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Committee will make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim, through the amount, or additional amount, the Employer contributes to enable the Committee to make the required restoration. The Committee must direct the Trustee to distribute the Participant's or Beneficiary's restored vested benefit not later than sixty (60) days after the close of the Plan Year in which the Committee restores the forfeited vested benefit. The forfeiture provisions of this Section apply solely to the Participant's or the Beneficiary's vested benefit derived from Employer Contributions.

     Upon termination of the Plan, in lieu of the unclaimed account procedure set forth in this Section, Section 12.18 shall apply.


                                 * * * * * * *

                                 ARTICLE EIGHT
                                 -------------

                                 BENEFICIARIES
                                 -------------


     Section 8.1.  Beneficiary Designation.
     -----------   -----------------------

     (a) Each Participant or Former Participant may from time to time select one or more persons (who may be designated contingently or successively and who may be an entity other than a natural person) either individually or in a fiduciary capacity, as the Beneficiary or Beneficiaries to receive benefits under this Article on the death of the Participant or Former Participant before receipt of all benefits. The selection shall be made in writing on a form provided by the Committee and shall be filed with the Committee. Subject to
Section 8.1(b), the last selection filed with the Committee shall control.

     A married Participant's Beneficiary designation is not valid unless the Participant's spouse consents, in writing, to the Beneficiary designation. The spouse's consent must acknowledge the effect of that consent and a notary public or the Administrator (or Plan representative) must witness that consent. The spousal consent requirements of this paragraph do not apply if:

          (i) the Participant and spouse are not married throughout the one year period ending on the date of the Participant's death;

          (ii) the Participant's spouse is the Participant's sole primary beneficiary;

          (iii)the Administrator is not able to locate the Participants' spouse;

          (iv) the Participant is legally separated or has been abandoned (within the meaning of State law) and the Participant has a court order to that effect; or

          (v) other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement.

               If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent. If a Participant fails to name a Beneficiary under this Section, Section 8.1(b) shall control.

     (b) Unless elected in accordance with Section 8.1(c), the Beneficiary of the death benefit shall be the Participant's spouse, who shall receive the benefit in the manner prescribed in this Article. Notwithstanding the foregoing sentence, the Participant may designate a Beneficiary other than the spouse if:

          (i)  the Participant has no spouse; or

          (ii) the spouse cannot be located.

     (c) In the case of a married Participant or Former Participant, the designation of a non-spouse as Beneficiary shall be valid only if:

          (i)  the spouse consents in writing to the designation;

          (ii) the designation specifies the beneficiary and may not be changed without spousal consent (or the spouse's consent expressly permits designations by the Participant without any requirement of further spousal consent); and

          (iii)the spouse's consent acknowledges the effect of the election and the written consent is witnessed by a Plan representative or by a Notary Public.

     (d) If a Participant dies without a spouse or alternative Beneficiary surviving; if the alternative Beneficiary (other than the spouse) does not survive until final distribution of the Participant's balance; if a Participant who is not married dies without having designated a Beneficiary and/or alternative Beneficiary; or if a Participant who is not married dies after having made and revoked a designation but prior to having made a subsequent designation, then the amount remaining in the deceased Participant's Account shall be payable in equal shares in the following descending order to:

          (i) the Participant's surviving issue, including adopted persons and their descendants, per stirpes;
                                  --- -------
          (ii) the Participant's surviving parents;

          (iii)the Participant's surviving brothers and sisters; and

          (iv) the Executor or Administrator of the Participant's estate.

          The Committee shall determine the applicable person, class of persons, or legal entity to whom the benefit shall be paid beginning with (i), in the descending order of (i) to (iv). Each class shall be determined to be not in existence and, therefore, inapplicable by the Committee before proceeding to the next class. In determining if a classification is inapplicable, the Committee shall be required only to make reasonable inquiry into the existence of the person or persons.

          Remaining death benefits shall be payable under Section 7.6 regarding mandatory distributions. Payment made pursuant to the power conferred on the Committee in this Section shall operate as a complete discharge of all obligations under the Plan concerning the share of a deceased Participant and shall not be subject to review by anyone but shall be final, binding and conclusive on all persons for all purposes.

                                 ARTICLE NINE
                                 ------------

                      COMMITTEE ADMINISTRATIVE PROVISIONS
                      -----------------------------------

          Section 9.1.  Committee Appointment.  FFE Transportation Services,
          -----------   ---------------------
Inc. shall appoint a Committee consisting of not less than three (3) nor more than seven (7) members. FFE Transportation Services, Inc. may remove any member of the Committee at any time and a member may resign by written notice to FFE Transportation Services, Inc. Any vacancy in the membership of the Committee shall be filled by appointment made by FFE Transportation Services, Inc., but pending the filling of any vacancy, the then members of the Committee may act under this Agreement as though they alone constitute the full Committee. FFE Transportation Services, Inc. shall notify the Trustee promptly of the appointment of the original Committee and of any change in the membership of the Committee. The Committee may be contacted through the officer in charge of the Personnel Department of FFE Transportation Services, Inc.

     Section 9.2.  Committee Action and Procedure
     -----------   ------------------------------

     (a) Any and all acts and decisions of the Committee shall be by at least a majority of the then members. The Committee, by majority action, may delegate to any one or more of its members the authority to sign notices or other documents on its behalf or to perform ministerial acts for it, in which event the Trustee and any other person may accept the notice, document or act without question as having been authorized by the Committee.

     (b) The Committee may, but need not, call or hold formal meetings, and any decisions made or actions taken either by a vote at a meeting or in writing without a meeting.

     (c) The Committee shall maintain adequate records of its decisions, which records shall be subject to inspection by the Employer and by any Participant, Former Participant, or Beneficiary, but only to the extent that they apply to the individuals.

     (d)  The Committee may designate one (1) of its members as Chairman and one
(1) of its members as Secretary and such other officers as it shall deem advisable and may establish policies and procedures governing it if they are consistent with this Agreement.

     Section 9.3.  Committee Powers and Duties.  The Committee shall perform the
     -----------   ---------------------------
duties and may exercise the powers and discretion given to it in this Agreement, and its decisions and actions shall be final and conclusive regarding all persons affected thereby. The Committee shall exercise its discretion at all times in a nondiscriminatory manner. Subject to any limitations stated in this Agreement, the Committee is authorized and empowered with the following powers, rights, and duties:

     (a)  To select a Secretary, who need not be a member of the Committee;

     (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Account Balance and the Nonforfeitable percentage of each Participant's Accrued Benefit;

     (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are consistent with the terms of this Agreement;

     (d) To construe and enforce the terms of the Plan and the rules and regulations it adopts, including interpretation of the Plan documents and documents related to the Plan's operation;

     (e) To direct the Trustee concerning the crediting and distribution of the Trust;

     (f) To direct the Trustee to vote all whole and fractional shares of Employer Securities held by the Plan in accordance with Section 14.6.

     (g) To review and render decisions respecting a claim for, or denial of a claim for, a benefit under the Plan;

     (h) To furnish the Employer with information which the Employer may require for tax or other purposes;

     (i) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

     (j) To engage the services of an Investment Manager or Managers (as defined in ERISA Section 3(38)), each of whom will have full power and authority to manage, acquire or dispose, or direct the Trustee with respect to acquisition or disposition, of any Plan asset under its control;

     (k) To establish, in its sole discretion, a nondiscriminatory policy, pursuant to this Section, which the Trustee must observe in making loans, if any, to Participants and Beneficiaries; and

     (l) To establish and maintain a funding standard account and to make credits and charges to the account to the extent required by and in accordance with applicable Code provisions;

     The Committee must exercise all of its powers, duties, and discretion under the Plan in a uniform and nondiscriminatory manner.

     Section 9.4.  Committee Reliance.  The Trustee may rely without question on
     -----------   ------------------
any notices or other documents received from the Committee. The Employer shall furnish the Committee with all data and information available to the Employer, which the Committee may reasonably require to perform its functions under this Agreement. The Committee may rely without question on any data or information furnished by the Employer.

     Section 9.5.  Committee Authority.  Any and all disputes which may arise
     -----------   -------------------
involving Participants, Former Participants, Beneficiaries and/or the Trustee shall be referred to the Committee, and its decisions shall be final and conclusive regarding all affected persons. Furthermore, if any issue arises concerning the meaning, interpretation or application of any provisions of this Agreement, the decision of the Committee on any issue shall be final.

     Section 9.6.  Conflicts in Interest.  Notwithstanding any other provisions
     -----------   ---------------------
of this Agreement, no member of the Committee shall vote or act on any matter involving the Committee member's rights, benefits or other participation under this Agreement.

     Section 9.7.  Appointment of Agent and Legal Counsel.  The Committee may
     -----------   --------------------------------------
engage agents to assist it and may engage legal counsel who may be counsel for the Employer. The Committee shall not be responsible for any action taken or omitted to be taken on the advice of counsel.

     Section 9.8.  Committee Compensation and Reimbursement.  Unless otherwise
     -----------   ----------------------------------------
determined by FFE Transportation Services, Inc., the members of the Committee shall serve without compensation for their services. However, all expenses incident to the functioning of the Committee shall be paid by FFE Transportation Services, Inc., including, but not limited to, salaries of the Committee's employees, fees of investment counsel, attorneys' fees, accounting charges and any other costs of administering the Plan. All reasonable expenses incurred by the Committee shall be paid by FFE Transportation Services, Inc.

     Section 9.9.  Appointment of Investment Manager.  The Committee may
     -----------   ---------------------------------
delegate investment management authority pertaining to all or a portion of the Plan assets by appointing an Investment Manager(s) and may authorize payment of the fees and expenses of the Investment Manager(s) from the Plan assets. For purposes of this Agreement, any Investment Manager so appointed shall, during the period of appointment, possess fully and absolutely those powers, rights and duties of the Trustee (to the extent delegated by the Committee) regarding the investment or reinvestment of that portion of the Plan assets over which the Investment Manager has investment management authority. An Investment Manager must be one (1) of the following:

     (a) an Investment Advisor registered under the Investment Advisors Act of 1949;

     (b)  a bank, as defined in the Investment Advisors Act of 1940; or

     (c) an insurance company qualified to manage, acquire, or dispose of Plan assets under the laws of more than one (1) state.

     Any Investment Manager shall acknowledge in writing to the party making the appointment and to the Trustee that it is a fiduciary respecting the Plan. During any period when the Investment Manager is appointed and serving, and regarding those assets in the Plan over which the Investment Manager exercises investment management authority, the Trustee's responsibility shall be limited to holding assets as a custodian, providing accounting services, disbursing benefits as authorized, and executing investment instructions only as directed by the Investment Manager. Any certificates or other instrument duly signed by the Investment Manager (or the authorized representative of the Investment Manager), purporting to evidence any instruction, direction or order of the Investment Manager regarding the investment of those assets of the Plan over which the Investment Manager has investment management authority, shall be accepted by the Trustee as conclusive proof thereof. The Trustee also shall be fully protected in acting in good faith on any notice, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by the Trustee to be genuine and to be from the Investment Manager (or the authorized representative of the Investment Manager). The Trustee shall not be liable for any action taken or omitted by the Investment Manager or for any mistakes of judgment or other action made, taken or omitted by the Trustee in good faith on direction of the Investment Manager.

     Section 9.10.  Annual Accounting.  As soon as administratively feasible
     ------------   -----------------
after the Accounting Date of each Plan Year, but within the time prescribed by ERISA and the applicable Labor regulations and at least annually, the Committee shall advise each Participant, Former Participant and Beneficiary for whom Accounts are held under this Plan of the then balance in the Participant's Accounts and the other information ERISA requires to be furnished. No Participant except a member of the Committee shall have the right to inspect the records reflecting the Accounts of any other Participant.

     Section 9.11.  Funding Policy.  The Committee will review, not less often
     ------------   --------------
than annually, all pertinent Employee information and Plan data to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Committee must communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

     Section 9.12.  Indemnification.  FFE Transportation Services, Inc. shall
     ------------   ---------------
indemnify and hold harmless each member of the Committee from any and all claims, losses, damages, expenses (including counsel fees approved by the Committee), and liabilities (including any amounts paid in settlement with the Committee's approval) arising from any act or omission of the member, except when such claims, losses, damages, expenses or liabilities are judicially determined to be due to the gross negligence or willful misconduct of such member. No plan assets may be used for such indemnification.

                                 * * * * * *

                                  ARTICLE TEN
                                  -----------

                      EMPLOYER ADMINISTRATIVE PROVISIONS
                      ----------------------------------


     Section 10.1.  Employer Action.  Whenever the Employer is permitted or
     ------------   ---------------
 required to do or perform any act under this Agreement, it shall be done and performed by a person duly authorized to do or perform the act by its legally constituted authority. The legally constituted authority of a corporation shall be the Board of Directors.

     Section 10.2.  Plan Amendment.
     ------------   --------------

     (a) At any time FFE Transportation Services, Inc., by formal written action, may amend or modify this Agreement in any manner it deems necessary or desirable, retroactively or prospectively, with or without the knowledge or consent of any Participant, subject to the following provisions of this Article. Notwithstanding anything to the contrary contained in the Plan, the provisions of the Plan which specify the amount, price, timing and criteria for allocation of Employer Securities under the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder.

     (b) FFE Transportation Services, Inc. must make all amendments in writing, signed by duly authorized persons with the legally constituted authority of FFE Transportation Services, Inc. and with the consent or approval, if any, as provided in this Section. An amendment shall become effective upon its delivery to the Trustee. Each amendment must state the date on which it is either retroactively or prospectively effective. Notwithstanding the foregoing, FFE Transportation Services, Inc., without action of its Board of Directors, may amend the Plan to meet any requirements of the Internal Revenue Service to retain the status of the Plan as a qualified plan under Sections 401(a) and 4975(e)(7) and related sections of the Code.

     (c) Unless it is made to secure the approval of the Commissioner of the Internal Revenue Service or other governmental bureau or agency, no amendment or modification of this Agreement by the Employer shall:

          (i) operate retroactively to reduce or divest the then vested interest in any Account or to reduce or divest any benefit then payable hereunder unless all Participants, Former Participants and Beneficiaries then having Accounts or benefit payments affected thereby shall consent to the amendments or modifications;

          (ii) directly or indirectly affect any Participant's Nonforfeitable percentage outside the protection of Treasury Regulations Section 1.411(a)(8);

          (iii)decrease a Participant's accrued benefit, except to the extent permitted under Code Section 412(c)(8), and reduce or eliminate Code Section 411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment, except as permitted by applicable Treasury regulations (An amendment reduces or eliminates Code Section 411(d)(6) protected benefits if the amendment has the effect of either: (A) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in applicable Treasury regulations); or (B) except as provided by applicable Treasury regulations, eliminating an optional form of benefit. The Committee must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the Committee must disregard an amendment because the amendment would violate clause (A) or clause (B), the Committee must maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected Participant.); or

          (iv) affect the rights, duties or responsibilities of the Trustees, the Plan Administrator or the Committee without the written consent or approval of the Trustee, Administrator, or affected Committee member.

     (d) If the vesting schedule described in Section 6.2 is amended, a Participant's vested interest in any contribution to which the vesting schedule in Section 6.2 applied, shall not be less than the Nonforfeitable percentage determined as of the later of the effective date of the amendment or the date of its adoption. A Participant with at least three (3) Years of Service on the last day of the election period described in this paragraph, may elect to have the Nonforfeitable percentage of the Employer Contribution Accounts determined without regard to the amendment. For Participants who do not have at least one
(1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three (3) Years of Service" where the language appears. If a Participant fails to make an election, then the Participant shall be subject to the new vesting schedule. The election period shall commence on the date the amendment is adopted or deemed to be made and shall end sixty (60) days after the latest of:

          (i)  the date of the adoption of the amendment;

          (ii) the effective date of the amendment; or

          (iii)the date the Participant receives written notice of the amendment from the Employer or Administrator.

     Section 10.3.  Discontinuance, Termination of Plan
     ------------   -----------------------------------

     (a) FFE Transportation Services, Inc., by action of its Board of Directors, has the right, at any time, to suspend or discontinue its contributions under the Plan to the Trust Fund, and to terminate the Plan and the Trust created under this Agreement. The Plan will terminate on the first to occur of the following events:

          (i)  the date the Plan is terminated by action of the Employer;

          (ii) the date the Employer is judicially declared bankrupt or insolvent, unless the proceeding authorized continued maintenance of the Plan; or

          (iii)the dissolution, merger, consolidation or reorganization of the Employer or the sale by the Employer of all or substantially all of its assets, unless the successor or purchaser elects and makes provision to continue the Plan, in which event the successor or purchaser will substitute itself as the Employer under this Plan.

     (b) Upon either full or partial termination of the Plan, or, if applicable, upon complete discontinuance of contributions to the Plan, participation of all Participants affected by the termination will end. If Employer Contributions on behalf of the terminated Participants are not replaced by contributions to a comparable plan qualified under Code Section 401(a), the Accounts of all Participants, Former Participants and Beneficiaries shall be and become fully vested and Nonforfeitable, notwithstanding the Nonforfeitable percentage which otherwise would apply under Article 6. A complete discontinuance of Employer contributions shall be deemed to be a termination of the Plan for this purpose. The Trustee, in its discretion, may convert some or all of the Trust Fund to cash and shall deduct therefrom all unpaid charges and expenses, except as the same may be paid by the Employer. The Committee then shall adjust the balance of all Accounts on the basis of the net cash balance and fair market value of all property in the Trust Fund. Thereafter, the Trustee shall distribute the amount to the credit of each Participant, Former Participant and Beneficiary as the Committee shall direct. Notwithstanding the foregoing, a distribution made because of a termination of the Plan shall be subject to the mandatory distribution requirements of Section 7.6, and the immediate cashout distribution provisions of Section 7.3(c), and a Participant's right to demand Employer Securities set forth in Section 7.1(a).

     Section 10.4.  Prohibition Against Reversion to Employer.  No power of
     ------------   -----------------------------------------
amendment or of full or partial termination may be exercised to discriminate in favor of officers, shareholders or highly compensated employees. Under no circumstances or conditions, other than those specifically provided herein, shall the Trust Fund or any portion thereof revert to the Employer or be used for or diverted to purposes other than the exclusive benefit of the Participants, Former Participants and Beneficiaries prior to the satisfaction of all liabilities with respect to such Participants and their Beneficiaries. No amendment or revocation by the Employer of this Section may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer.

     Section 10.5.  Adoption by Related Employer.  Notwithstanding any contrary
     ------------   ----------------------------
provision contained in this Agreement, with the written consent of the Plan Sponsor, any Affiliate which otherwise falls within the definition of Employer may adopt this Plan and Trust in its entirety, participate herein and be known as a Participating Employer by executing a properly authorized document evidencing the intent and will of the Participating Employer. Such election to participate shall be by the adoption of t his Plan by such Affiliate's board of directors, and this election shall be contingent upon a resolution by FFE Transportation Services, Inc.'s Board of Directors approving such action by the Affiliate. The employees of such Affiliate shall, upon the effective date of FFE Transportation Services, Inc.'s approval of the election, become Employees hereunder and shall become Participants as provided in Article 3. The adoption of this Plan and any related merger with this Plan of a preexisting plan of such Affiliate may be contingent upon such Affiliate, or FFE Transportation Services, Inc. as Plan Administrator, receiving a determination from the Internal Revenue Service that the Plan and the related Trust Agreement continue thereafter to qualify as an employee stock ownership plan under Code Section 4975(e)(7), and as a qualified plan and exempt trust under Code Sections 401 and 501. Unless the context of this Agreement clearly indicates the contrary, the term "Employer" shall be deemed to include each Participating Employer relating to its adoption of the Plan.

     Section 10.6.  Requirements for Adoption by Related Employer.  The
     ------------   ---------------------------------------------
following requirements shall apply to any Participating Employer who elects to adopt this Plan pursuant to this Article:

     (a) Each Participating Employer shall be required to use the same Trustee as provided in this Agreement.

     (b) The Trustee may, but shall not be required to, commingle, hold and invest as one (1) Trust Fund all contributions made by Participating Employers and all increments thereof.

     (c) The transfer of any Participant from or to any corporation participating in this Plan, whether the Participant is an Employee of the Plan Sponsor or a Participating Employer, shall not affect the Participant's rights under the Plan; all amounts credited to the Participant's Account, all accumulated service with the transferor or Predecessor Employer, and the length of participation in the Plan shall continue to the Participant's credit.

     (d) All rights and values forfeited by termination of employment shall inure only to the benefit of the Employees and Participants of the Participating Employer which employed the forfeiting Participant, except, if the Forfeiture is for an Employee whose Employer is a Related Employer, then the Forfeiture shall be allocated based on Annual Compensation to all Accounts of Participating Employers who are Related

Employers. Should an Employee of one ("First") Employer be transferred to a Related ("Second") Employer the transfer shall not cause the Employee's Account Balance, generated while an Employee of the First Employer, in any manner or by any amount, to be forfeited. The Employee's Account Balance for all purposes of the Plan, including length of service, shall be considered as though the Employee had always been employed by the Second Employer and as such had received contributions, forfeitures, earnings or losses, and appreciation or depreciation in value of assets totaling the amount so transferred.

     (e) Upon an Employee's transfer between Participating Employers, the Employee involved shall carry accumulated Years of Service for eligibility and vesting. No transfer shall effect a termination of employment under this Agreement and the Participating Employer to which the Employee transfers shall thereupon become obligated under this Agreement to the Employee in the same manner as the Participating Employer from whom the Employee transfers.

     (f) Any contributions made by a Participating Employer under this Plan, shall be paid to and held by the Trustee for the exclusive benefit of the Employees of the Participating Employer and the Beneficiaries of the Employees, subject to all the terms and conditions of this Agreement.

     (g) Based on information furnished by the Administrator, the Committee and the Trustee shall keep separate books and records concerning the affairs of each Participating Employer and of the Account Balances of the Participants of each Participating Employer. The Trustee may, but need not, register Contracts to evidence that a particular Participating Employer is the interested Employer under this Agreement, but upon an Employee's transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee of the transfer.

     Section 10.7.  Plan Sponsor as Agent of Participating Employer.  Each
     ------------   -----------------------------------------------
Participating Employer shall be deemed to be a part of this Plan; however, each Participating Employer shall be deemed to have designated irrevocably the Plan Sponsor as its agent in all of its relations with the Trustee, the Committee and the Administrator under this Agreement.

     Section 10.8.  Participating Employer Contributions.  All contributions
     ------------   ------------------------------------
made by a Participating Employer provided for in this Plan shall be determined separately on the basis of its total Annual Compensation paid. The Participating Employer shall pay the contributions to the Trustee who shall hold the contribution for the exclusive benefit of the Employees of the Participating Employer and the Beneficiaries of the Employees, subject to all of the terms and conditions of this Plan.

     Section 10.9.  Amendment by Plan Sponsor, Participating Employers.
     ------------   --------------------------------------------------
Amendment of this Plan by the Plan Sponsor at any time when there shall be a Participating Employer under this Agreement shall be effective only upon the written action of each and every Participating Employer and with the consent of the Trustee where the consent is necessary under this Agreement.
Notwithstanding the foregoing sentence, each Participating Employer shall be deemed to have authorized irrevocably the Plan Sponsor or any person(s) duly authorized by resolution of the Board of Directors of the Plan Sponsor, to amend or modify this Agreement in any manner it deems necessary or desirable, retroactively or prospectively, subject to the provisions of this Article.

     Section 10.10. Revocation of Participation by Participating Employer.  Any
     -------------  -----------------------------------------------------
Participating Employer shall be permitted to discontinue or revoke its participation in this Plan. Upon any discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of the Participating Employer to the new plan as shall have been designated by the Participating Employer, if it has established a separate employee benefit pension plan for its employees. If no successor plan is designated, the Trustee shall retain the assets for the Employees of the Participating Employer under
Article 10. No part of the corpus or income of the Trust Fund relating to the Participating

Employer shall be used for or diverted to purposes other than the exclusive benefit of the Employees of the Participating Employer and the Beneficiaries of the Employees.

     Section 10.11. Authority of Administrator over Participating Employers.
     -------------  -------------------------------------------------------
The Administrator shall have the authority to make any and all necessary rules or regulations binding on all Participating Employers and all Participants and Beneficiaries to effectuate the purposes of this Article.

     Section 10.12. Deficiency of Earnings or Profits.  If any Participating
     -------------  ---------------------------------
Employer is prevented in whole or in part from making a contribution to the Trust Fund which it otherwise would have made under the Plan because of having no current or accumulated earnings or profits, or because the earnings or profits are less than the contribution which it otherwise would have made, then so much of the contribution which the Participating Employer was prevented from making may be made for the benefit of the participating Employees of the Participating Employer by the other Participating Employers who are Related Employers. The contribution by each other Participating Employer shall be limited to the proportion of its total current and accumulated earnings or profits remaining after adjustment for its contribution to the Plan made without regard to this Section, which the total prevented contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan without regard to this Section. A Participating Employer on behalf of whose Employees a contribution is made under this Section shall not reimburse the contributing Participating Employer unless it has otherwise agreed to do so in writing.

     Section 10.13. Indemnity by Employer.  All Employees of FFE Transportation
     -------------  ---------------------
Services, Inc. designated by the Employer to perform acts under the Plan shall be indemnified by FFE Transportation Services, Inc., or by insurance policies purchased by FFE Transportation Services, Inc. against any and all liabilities arising by reason of any act or failure to act, made in good faith pursuant to the provisions of the Plan, including expenses reasonably related thereto.

     Section 10.14. Losses and Depreciation.  Neither FFE Transportation
     -------------  -----------------------
Services, Inc. nor the Trustee guarantees the Trust Fund in any manner against loss or depreciation.

     Section 10.15. Fiduciary Breach.  FFE Transportation Services, Inc., the
     -------------  ----------------
Board of Directors, the Committee or any other committee authorized by FFE Transportation Services, Inc. to perform all or some of the administration of the Plan, the Trustee and any other person who is deemed to be a fiduciary under the Plan will not be liable for a breach of fiduciary responsibility of another fiduciary under the Plan except to the extent they shall have (1) participated knowingly in, or knowingly undertaken to conceal, an act or omission of the fiduciary, knowing such act or omission to be a breach of the fiduciary's responsibilities; (2) enabled the fiduciary to commit a breach of its fiduciary responsibilities through a breach of their own fiduciary responsibilities; or
(3) had knowledge of a breach of fiduciary responsibilities by the fiduciary, unless they made a reasonable effort to remedy the breach.

     Section 10.16. Reimbursement of Expenses.  Except as otherwise specifically
     -------------  -------------------------
provided herein, all expenses incident to the administration, termination or protection of the Plan and Trust, including but not limited to, actuarial, legal, accounting and Trustee fees, shall be paid by FFE Transportation Services, Inc., which may require reimbursement from other Participating Employers for their pro rata shares, or if not paid by FFE Transportation Services, Inc., shall be paid by the Trustee from the Trust Assets, but no amount paid pursuant to Section 9.12 or 11.5 shall be paid, directly or indirectly, from the Trust Assets.

     Any expenses of the Plan and Trust which are to be paid by FFE Transportation Services, Inc. or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by the Participating Employer bears to the total amount standing to the credit of all Participants.

                                 * * * * * * *

                                ARTICLE ELEVEN
                                --------------

                                  THE TRUSTEE
                                  -----------

     Section 11.1.  Trust and Trust Agreement.  FFE Transportation Services,
     ------------   -------------------------
Inc. shall enter into a Trust Agreement with a Trustee to be selected by FFE Transportation Services, Inc. who shall serve at the pleasure of FFE Transportation Services, Inc.. The Trust Agreement shall provide, among other things, for a Trust Fund to which all Employer and Rollover Contributions shall be paid, and the Trustee shall have such rights, powers and duties as set forth in the Trust Agreement. All assets of the Trust Fund shall be held, invested and reinvested in accordance with the provisions of that Trust Agreement and this Plan.

     Section 11.2.  Trustee's Responsibility.  The Trustee shall be responsible
     ------------   ------------------------
solely for the investment and safekeeping of the assets of the Trust Fund and shall have no responsibility for the operation or administration of the Plan, except as expressly provided herein. If the Trustee is a bank or trust company supervised by the United States or a state, assets of the Trust Fund may be invested in deposits which bear a reasonable rate of interest with such bank or trust company to the extent they are not required by the Plan to be invested in Employer Securities. The Trustee shall have the authority to pay moneys to or upon the order of FFE Transportation Services, Inc. for the use of the Plan upon requisition drawn by the Trustee.

     Section 11.3.  Exclusive Benefit.  The Employer Contributions shall be
     ------------   -----------------
held by the Trustee for the benefit of the Participants and their Beneficiaries, and no part of such Contributions and no part of the respective Participant's Accounts shall be recoverable by the Employer, or used for or diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries in accordance with the provisions of the Plan.

     Section 11.4.  Incorporation of Trust Agreement by Reference. The
     ------------   ---------------------------------------------
provisions of the Trust Agreement are incorporated herein by reference and such provisions shall govern the operation of the Trust; however, in the event of any conflict between the provisions of the Trust Agreement and this Plan, the provisions of this Plan shall control.

     Section 11.5.  Reimbursement of Expenses.  Costs of brokerage fees,
     ------------   -------------------------
commissions, taxes and other costs incident to purchase, sale and servicing of investments and other taxes, if any, payable on the assets or income of the Trust and any expenses to be paid by the Trustee pursuant to Section 10.16 shall be paid by the Trustee from the Trust Assets and shall be allocably charged to the Employer Contribution Accounts which had undistributed balances on the last preceding Accounting Date in proportion to the balances in such Accounts on such date adjusted for distributions since such date.


                                 * * * * * *

                                ARTICLE TWELVE
                                --------------

                        ERISA ADMINISTRATIVE PROVISIONS
                        -------------------------------


     Section 12.1.  Administrator Appointment.  FFE Transportation Services,
     ------------   -------------------------
Inc. shall be the Administrator of this Plan and shall be responsible for filing all reporting and disclosure documents required by the Department of Labor and the Internal Revenue Service in accordance with ERISA, the Code and the respective regulations. FFE Transportation Services, Inc. may delegate any of its duties and responsibilities as Administrator to the Committee. Service of process on the Plan or Trust may be obtained by personal service on FFE Transportation Services, Inc. or any Committee member.


     Section 12.2.  Record Information.
     ------------   ------------------

     (a)  Record Address.  Each individual or entity with an actual or potential
          --------------
interest in an existing Account shall file and maintain a current record address with the Payroll Department of the appropriate Employer. Such record address will be furnished by the Employers to the Committee. Mailings to such record address will fulfill any obligation to provide required information to present or former Participants and Beneficiaries with regard to the Plan. If no record address is filed, it will be presumed that the address used by the Committee in forwarding statements of a Participant's Employer Contribution or any other account balance is the record address.

     (b)  Required Information to be Furnished.  Participants and Beneficiaries
          ------------------------------------
who are or may become entitled to any payment hereunder shall furnish to the Committee such information as the Committee considers necessary or desirable for purposes of administering the Plan, and the provisions of the Plan with respect to any payment hereunder are conditioned upon the prompt receipt by the Committee of such true, full and complete information as the Committee may reasonably request.

     Section 12.3.  Summary Plan Description.  The Administrator shall furnish a
     ------------   ------------------------
summary plan description to each Participant within ninety (90) days after becoming a Participant and to each Beneficiary receiving benefits under the Plan within ninety (90) days after beginning to receive benefits. Every fifth (5th) year after the Effective Date of the Plan, the Administrator shall furnish an updated summary plan description, which integrates all amendments made within the five (5) year period, to each Participant and Beneficiary receiving benefits. If no amendments have been made within the five (5) year period, the Administrator shall furnish the updated summary plan description only every tenth (10th) year. If there is a modification or change in the Plan, the Administrator shall furnish to each Participant and each Beneficiary who is receiving benefits, a summary description of the change or modification not later than two hundred ten (210) days after the end of the Plan Year in which the change is adopted.

     Section 12.4.  Summary Annual Report.  The Administrator shall furnish to
     ------------   ---------------------
each Participant and each Beneficiary receiving benefits a summary of the Annual Return/Report of the Plan containing a statement of the Plan assets and liabilities, receipts and disbursements and other information fairly summarizing the Plan's financial statement within two hundred ten (210) days after the close of each Plan Year, or an extended period as may be permitted by the Secretary of Labor.

     Section 12.5.  Individual Benefit Statements.  The Administrator shall
     ------------   -----------------------------
furnish to any Participant or Beneficiary receiving benefits, who requests in writing, a statement reporting the total benefits accrued and the Nonforfeitable benefits, if any, which have accrued or the earliest date on which benefits will become Nonforfeitable. In no event shall a Participant or Beneficiary be entitled to receive the report described in this Section more than once in every twelve (12) month period.

     Section 12.6.  Copies of Additional Documents.  Upon written request from a
     ------------   ------------------------------
Participant or Beneficiary receiving benefits, the Administrator shall furnish a copy of any one (1) or all of the following documents: the latest updated summary plan description, the latest annual report, any terminal report, Trust agreement, contract or other instruments under which the Plan was established or is operated. The Administrator may make a reasonable charge to cover the cost of furnishing complete copies.

     Section 12.7.  Documents Available for Examination.  Copies of the Plan
     ------------   -----------------------------------
description and the latest annual report, Trust agreement, contract or other instruments under which the Plan was established or is operated shall be available for examination at the principal office of the Employer by any Participant or Beneficiary receiving benefits. Examination may be made during reasonable hours in person or by agent, accountant or attorney.

     Section 12.8.  Notice of Participant Rights under ERISA.  The Committee
     ------------   ----------------------------------------
shall furnish to each Participant and to each Beneficiary receiving benefits information on their rights under the Plan and how the rights may be protected by law.

     Section 12.9.  Notice to Participant on Participant Termination.  The
     ------------   ------------------------------------------------
Administrator shall furnish a statement to a Participant who terminated Service with the Employer for any of the reasons set forth in Articles 6 through 9, describing the nature, amount and form of the Nonforfeitable Account Balance, if any, to which the Participant is entitled as soon as administratively feasible after the close of the Plan Year in which the Participant terminated Service.

     Section 12.10. Notice to Trustee on Participant Termination
     -------------  --------------------------------------------

     (a) As soon as practicable after a Participant terminates Service with the Employer for any of the reasons set forth in Articles 6 through 9, the Committee shall give written notice to the Trustee, including the following information and directions which may be necessary or advisable under the circumstances:

          (i)  name and address of the Participant;

          (ii) reason the Participant terminated Service with the Employer;

          (iii)name and address of the Beneficiary or Beneficiaries of a deceased Participant;

          (iv) Nonforfeitable percentage or amount to which the Participant is entitled on termination of employment pursuant to Article 9; and

          (v) time, manner and amount of payment to be made pursuant to the Participant's election under Article 10.

     If a Former Participant or Beneficiary dies, the Committee shall give like notice to the Trustee, but only if the Committee learns of the death.

     (b) At any time and from time to time after giving the notice provided under this Section, the Committee may modify the original notice or any subsequent notice by a further written notice or notices to the Trustee, but any action taken or payments made by the Trustee pursuant to a prior notice shall not be affected by a subsequent notice.

     (c) A copy of each notice provided under this Section shall be mailed by the Committee to the Participant, Former Participant or Beneficiary involved, but the failure to send or receive the copy shall not affect the validity of any action taken or payment made pursuant thereto.

     (d) Upon receipt of any notice provided under this Section, the Trustee shall promptly take any action and make any payments directed in the notice. The Trustee may rely on the information and directions in the notice absolutely and without question. However, the Trustee may inform the Committee of any error or oversight which the Trustee believes to exist in any notice.

     Section 12.11. Claim for Benefits.  Participants and Beneficiaries who are
     -------------  ------------------
or may become entitled to any payment hereunder shall furnish to the Committee such information as the Committee considers necessary or desirable for purposes of administering the Plan, and the provisions of the Plan with respect to any payment hereunder are conditioned upon the prompt receipt by the Committee of such true, full and complete information as the Committee may reasonably request.

     Normally, whenever a Participant or Beneficiary becomes entitled to benefits under this Agreement, the Committee and the Trustee will automatically initiate procedures to provide for the payment of the benefits. If a Participant or Beneficiary believes that he or she is entitled to the payment of benefits under this Agreement and no action is forthcoming from the Committee or the Trustee, then the Participant or Beneficiary may file a written claim for benefits with the Committee or the Trustee.

     Once a claim request is submitted, the Committee shall act upon such request and inform the Claimant within ninety (90) days from the date the request was filed whether such request is granted or denied. If special circumstances so warrant, the Committee may take up to an additional ninety (90) days; provided, written notice shall be sent to Claimant stating in full the reasons for the delay and the date by which the final decision is expected. Failure of the Claimant to receive any notification within ninety (90) days (one hundred eighty (180) days for special cases) shall cause the claim to be deemed denied, and the Claimant may institute the review proceedings set out in Section 12.12.

     Section 12.12. Appeal for Decision of Committee
     -------------  --------------------------------

     (a) If any Participant or Beneficiary files a claim for benefits under this Plan ("Claimant") and the claim is denied in whole or in part, the Administrator shall give notice of the decision to the Claimant in writing setting forth:

          (i)  the specific reasons for the denial;

          (ii) a specific reference to pertinent provisions of the Plan, if any, upon which the denial is based;

          (iii)a description of any additional material or information necessary for the Claimant to perfect the claim with an explanation of the necessity therefor; and

          (iv) that any appeal the Claimant wishes to make of the adverse determination must be in writing to the Committee within sixty
               (60) days after receipt of the Administrator's notice of denial of benefits, or from the date the claim is deemed denied because of a failure of notification to the Claimant. The Administrator's notice must further advise the Claimant that failure to appeal the action to the Committee in writing within the sixty (60) day period will render the Committee's determination final, binding and conclusive.

     (b) The written notice shall be given to the Claimant as soon as administratively feasible after the decision is made, but not later than sixty
(60) days after the claim is filed. The Claimant shall have the right to be represented, to review pertinent documents and to present written and oral evidence. In order to perfect the right to review, the Claimant must file written notice within sixty (60) days from the date the Claimant receives written notification of the denial from the Committee, or from the date the claim is deemed denied because of a failure of notification to the Claimant. The Claimant is entitled to have a representative present at the review hearing to argue the claim on the Claimant's behalf.

     (c) If the Claimant should appeal to the Committee, the Claimant or the duly authorized representative, shall be entitled to a reasonable opportunity to examine all documentation relevant to the claim and may submit, in writing, issues and comments the Claimant or the duly authorized representative considers pertinent. After completion of written and oral argument by the Claimant, the Committee shall render a final decision on the review and shall set forth the specific reasons for the decision with specific references to pertinent provisions. The Committee shall render the decision in writing within sixty
(60) days after receipt of the request for review unless under special circumstances, such as the need for a hearing, require an extension which shall not exceed an additional sixty (60) days upon showing a necessity therefor and informing the Claimant of the delay and the reasons therefor.

     (d) The Claimant shall be informed of the final decision of the Committee in writing which shall:

         (i) Be written in a manner calculated to be understood by the Claimant;

         (ii)  State specific reasons for the decision; and

         (iii) State specific references to pertinent Plan provisions on which the decision is based.

     Section 12.13. Exclusive Benefit.  Except as provided under this Article
     -------------  -----------------
and Article 3, the Employer has no beneficial interest in any asset of the Trust and no part of any asset in the Trust may ever revert to or be repaid to an Employer, either directly or indirectly. Further, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, no part of the corpus or income of the Trust Fund, or any asset of the Trust, may be used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries. No amendment or revocation by the Employer of this Section may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer.

     Section 12.14. Denial of Request for Initial Approval.  Any contribution to
     -------------  --------------------------------------
the Trust Fund associated with this Plan is conditioned on initial qualification of the Plan under applicable Code Sections 401(a), 403(a) or 405(a) and of the exemption of the Trust created under the Plan under Code Section 501(a). If the Commissioner of the Internal Revenue Service, upon the Employer's request for initial approval of this Plan and Trust, determines that the Plan is not qualified or the Trust is not exempt, then the Trustee may return to the Employer, within one (1) year after the date of final disposition of the Employer's request for initial approval, any contribution made by the Employer, and any increment attributable to the contribution.

     Section 12.15. Mistake of Fact.  Notwithstanding any contrary provision in
     -------------  ---------------
this Agreement, if a contribution is made by an Employer by a mistake of fact, the contribution may be returned to the Employer within one (1) year after the payment of the contribution. The amount of the mistaken contribution is equal to the excess of (a) the amount contributed over (b) the amount that would have been contributed had there not occurred a mistake of fact. Earnings attributable to mistaken contributions may not be returned to the Employer, but losses attributable thereto shall reduce the amount to be returned.

     Section 12.16. Disallowance of Deduction.  Notwithstanding any contrary
     -------------  -------------------------
provision in this Agreement, any contributions by the Employer to the Plan and Trust are conditioned on the deductibility of the contribution by the Employer under the Code. To the extent any deduction is disallowed, the Employer, within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision in a court of competent jurisdiction, may demand repayment of the disallowed contribution, and the Trustee shall return the contribution within one (1) year following the disallowance. Earnings attributable to excess contributions may not be returned to the Employer, but losses attributable thereto shall reduce the amount to be returned.

     Section 12.17. Spendthrift Clause.  Except as provided below, no
     -------------  ------------------
Participant, Former Participant or Beneficiary shall have the right to anticipate, assign or alienate any benefit provided under the Plan and the Trustee will not recognize any anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process. All provisions of this Agreement shall be for the exclusive benefit of those designated herein. These restrictions shall not apply in the following case(s):

     .    Distributions Pursuant to Qualified Domestic Relations Orders.  The
          -------------------------------------------------------------
          Committee may direct the Trustee under the nondiscriminatory policy adopted by the Committee to pay an Alternate Payee designated under a Qualified Domestic Relations Order as defined in Code Section 414(p) or any domestic relations order entered before January 1, 1985 if payment of benefits pursuant to the order has commenced as of that date. To the extent provided under a Qualified Domestic Relations Order, a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes of the Plan.

     Section 12.18. Termination.  Upon termination of the Plan, in lieu of the
     -------------  -----------
distribution provisions of Article 10, the Committee will direct the Trustee to distribute each Participant's Nonforfeitable Account Balance, in a single sum, as soon as administratively feasible after the later of the termination of the Plan or the receipt of a favorable determination letter from the Office of the Key District Director, if an application is filed, irrespective of the present value of the Participant's Nonforfeitable Account Balance and whether the Participant consents to that distribution. This paragraph applies only if:

     (i)  the Plan does not provide an annuity option;

     (ii) the Plan is a profit sharing plan on its termination date; and

     (iii) as of the period between the Plan termination date and the final distribution of assets, the Employer does not maintain any other defined contribution plan (other than an employee stock ownership plan).

     For Participants or Beneficiaries who cannot be located upon Plan termination, and whose Nonforfeitable Account Balance exceeds $3,500, to liquidate the Trust, the Committee will purchase a deferred annuity contract, distribute the benefits to an individual retirement account, or transfer the account to an ongoing qualified plan of a Related Employer. If the Committee distributes the lost Participant's or Beneficiary's benefits to an individual retirement account or purchases an annuity, and the Participant's or Beneficiary's whereabouts remain unknown for the duration of the escheat period, the benefits will ultimately escheat to the state under applicable state law.


                                 * * * * * *

                                 ARTICLE THIRTEEN
                                 ----------------

                                 ROLLOVERS, MERGERS, DIRECT TRANSFERS
                                 ------------------------------------


     Section 13.1.  Participant Rollover Contributions.  Any Participant who has
     ------------   ----------------------------------
the Employer's written consent and who has filed with the Trustee the form prescribed by the Committee may contribute cash or other property to the Trust other than as a voluntary contribution if the contribution is a Rollover Contribution which the Code permits an Employee to transfer either directly or indirectly from one qualified plan to another qualified plan. Before accepting a Rollover Contribution, the Trustee may require an Employee to furnish satisfactory evidence that the proposed transfer is in fact a Rollover Contribution which the Code permits an Employee to make to a qualified plan. A Rollover Contribution is not an Annual Addition.

     An eligible Employee, prior to satisfying the Plan's conditions, may make a Rollover Contribution to the Trust to the same extent and in the same manner as a Participant. If an Employee makes a Rollover Contribution to the Trust prior to satisfying the Plan's eligibility conditions, the Committee and Trustee must treat the Employee as a Participant for all purposes of the Plan except the Employee is not a Participant for purposes of sharing in Employer Contributions or Participant Forfeitures under the Plan until the Employee actually becomes a Participant in the Plan. If the Employee has a separation from Service prior to becoming a Participant, the Trustee will distribute the Rollover Account to the Participant as if it were an Employer Contribution Account.

     For any Rollover Contribution, the following requirements shall be met:

     (a) The Committee shall maintain a Participant's Rollover Contribution in a separate Rollover Account;

     (b) The Trustee will invest the Rollover Contribution pursuant to the terms of the Trust Agreement.

     (c) A Participant's Rollover Contribution shall not be forfeitable nor reduce in any way the obligations of the Employer under this Agreement.

     EFFECTIVE JANUARY 1, 1990, notwithstanding the foregoing provisions, the Plan will not accept Rollover Contributions of account balances or accrued benefits from other employee benefit plans. Currently existing Rollover Accounts, which were created as separate accounts pursuant to this Section 13.1 will continue to be maintained by the Plan.

     Section 13.2.  Merger and Direct Transfer.  The Trustee possesses the
     ------------   --------------------------
specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code Section 401(a), including an Elective Transfer defined in Section 13.3, and to accept the direct transfer of plan assets or to transfer plan assets, as a party to any agreement. Further, the Trustee may permit the transfer of plan assets to an individual retirement account or an individual retirement annuity. However, the Trustee, before any merger or direct transfer is consummated, shall be satisfied that the holding of any transferred assets is permitted by the transferee trusts. When the Trustee is so satisfied, the Trustee shall accept the direct transfer of plan assets or shall cause to be transferred the assets directed to be transferred and as appropriate shall direct the insurance company to transfer any Contracts held by it to the new Trustee. The Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility conditions. If the Trustee accepts a direct transfer of plan assets, the Committee and Trustee must treat the Employee as a Participant for all purposes of the Plan except that the Employee is not a Participant for purposes of sharing in Employer Contributions or Participant Forfeitures under the Plan until the Employee actually becomes a Participant in the Plan.

     The Trustee may not consent to, or be a party to, any merger or consolidation with another plan or to a transfer of assets and liabilities to another plan, unless, immediately after the merger, consolidation or transfer the surviving plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the plan terminated immediately before the merger, consolidation or transfer.

     Section 13.3.  Certain Rollovers, Mergers and Direct Transfers Prohibited.
     ------------   ----------------------------------------------------------
Notwithstanding any contrary provision in this Agreement, the Trustee, after August 9, 1988, may not consent to or be a party to a rollover, merger, consolidation or transfer of assets from a qualified plan which is required to provide benefits in the form of a joint and survivor annuity under Code Section 417, except with respect to an Elective Transfer, or unless the transferred benefits are in the form of paid-up individual annuity contracts guaranteeing the payment of the transferred benefits under the transferor plan and in a manner consistent with the Code and ERISA. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee must maintain a separate Employer Contribution Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer to reflect the value of the transferred assets.

     Unless a transfer of assets to this Plan is an Elective Transfer, the Plan will preserve all Code Section 411(d)(6) protected benefits with respect to those transferred assets, in the manner described in Section 10.2(c)(iii). A transfer is an Elective Transfer if: (a) the transfer satisfies Section 13.2;
(b) the transfer is voluntary, under a fully informed election by the Participant; (c) the Participant has an alternative that retains his or her Code
Section 411(d)(6) protected benefits, including an option to leave the benefit in the transferor plan, if that plan is not terminating; (d) the transfer satisfies the applicable spousal consent requirements of the Code; (e) the transferor plan satisfies the joint and survivor notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements;
(f) the Participant has a right to immediate distribution from the transferor plan, in lieu of the Elective Transfer; (g) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the Participant's Accrued Benefit under the transferor plan payable at that plan's normal retirement age; (h) the Participant has a one hundred percent (100%) Nonforfeitable interest in the transferred benefit; and (i) the transfer otherwise satisfies applicable Treasury regulations. An Elective Transfer may occur between qualified plans of any type.

     If the Plan receives a direct transfer, by merger or otherwise, of Elective Contributions, or amounts treated as Elective Contributions, under a Plan with a Code Section 401(k) arrangement, the distribution restrictions of Code Sections 401(k)(2) and 401(k)(10) continue to apply to those transferred Elective Contributions.

                                 * * * * * * *

                               ARTICLE FOURTEEN
                               ----------------

                      REPURCHASE OF EMPLOYER SECURITIES;
                      ----------------------------------
                     NONTERMINABLE PROTECTIONS AND RIGHTS
                     ------------------------------------

     Section 14.1.  Put Option.  A share of Employer Securities shall be subject
     ------------   ----------
to a put option if it is not publicly traded, or if it is subject to a trading limitation, when distributed. FFE Transportation Services, Inc. shall issue a put option to each Former Participant receiving a distribution of Employer Securities from the Plan required under the conditions described in the foregoing sentence, in accordance with the terms set forth in this Section:

     (a)  Exercise of Option.  The put option shall be exercisable only by a
          ------------------
Participant or Beneficiary; by a donee of the Participant or Beneficiary; or by a person, including an estate or its distributees, to whom such Employer Securities have passed because of the death of the Participant.

     (b)  Rights Under Put Option.  The put option shall give to the eligible
          -----------------------
holder the right to put such shares to FFE Transportation Services, Inc. Under no circumstances may it bind the Plan or Trust, but it may grant the Plan or Trust an option to assume the rights and obligations of FFE Transportation Services, Inc. at the time it is exercised; if it is known, at the time such stock is acquired, that Federal or state law will be violated by FFE Transportation Services, Inc.'s honoring such put option, it must permit the stock subject thereto to be put, in a manner consistent with such law, to a third party (e.g., an affiliate or a shareholder of FFE Transportation Services, Inc. other than the Plan or the Trust) that has substantial net worth at the time such debt is incurred and whose net worth is reasonably expected to remain substantial.

     (c)  Period of Option.
          ----------------

          (i) The put option must be exercisable at least during a sixty (60) day period following the date of distribution from the Trust to the Participant or Beneficiary and for an additional sixty (60) day period during the Plan Year immediately following the Plan Year in which the first option period ends;

          (ii) In the case of Employer Securities that are publicly traded without limitation when distributed by the Trust but ceases to be so traded within the same Plan Year as the distribution, FFE Transportation Services, Inc. shall notify each holder of such stock in writing on or before the tenth day after such stock ceased to be so traded that for at least a sixty (60) day period during such Plan Year, and for an additional sixty (60) day period during the following Plan Year, such stock is subject to a put option. Such notice must inform such holders of the terms of such put option, which shall satisfy the requirements of this Section;

          (iii)The period during which it is exercisable shall not include any time when a distributee is unable to exercise it because the party bound by it is prohibited by from honoring it by applicable Federal or state law;

          (iv) The put option shall be exercisable by the holder notifying FFE Transportation Services, Inc. in writing that it is being exercised; and

          (v) The price at which it is exercisable shall be the Current Market Value of the stock subject thereto, determined as of the most recent Accounting Date; provided, however, that such value shall be determined as of the date the put is honored if the holder of such put is a "disqualified person" (as defined under Section 4975 of the Code).

     (d)  Option Rights Not Affected by Amendment.  The rights provided to
          ---------------------------------------
Participants under this Article shall be non-terminable and no amendment to this Plan shall affect these rights except such amendments to this Article as may be required to assure the continuing qualification of the Plan under the Code.


     Section 14.2.  Lifetime Transfer/Right of First Refusal.
     ------------   ----------------------------------------

     (a)  Notice of Offer.  If a Former Participant or Beneficiary, who has
          ----------------
received a distribution of Employer Securities, receives a bona fide offer for the purchase of all or a portion of the shares, the person shall give written notice of the offer to the Trustees and to the Employer. The notice shall set forth the name of the proposed transferee, the number of shares to be transferred, the price per share, and all other terms and conditions of the proposed transfer.

     (b)  Right of First Refusal.  On receipt of the notice regarding the
          -----------------------
transfer, the Trustees shall have the exclusive right and option, exercisable at any time during a period of fourteen (14) days from the date of the notice to purchase the shares of the Employer covered by the offer in question at the same price and on the same terms and conditions of the offer as set out in the notice. If the Trustees decide to exercise the option, the Trustees shall give written notice of this effect to the Former Participant or Beneficiary desiring to sell, and the sale and purchase shall be closed within thirty (30) days thereafter. If the Trustees do not elect to exercise the option to purchase any or all of the offered shares, the Trustees shall, prior to the expiration of the fourteen (14) day period stated above, notify the Employer of the Trustees' election, and the Employer shall be entitled during the remainder of the fourteen (14) day period to purchase that portion of the offered shares, not so purchased by the Trustees, on the same terms and conditions as set out in the offer.

     (c)  Requirements.  Notwithstanding the foregoing, the right of first
          -------------
refusal shall be subject to the following requirements:

          (i) The Employer Securities subject to such right must be equity or debt convertible into equity;

          (ii) The right of first refusal may not be exercised at a time when the Employer Securities are publicly traded;

          (iii)The right of first refusal may be granted only to the Trustees and the Employer;

          (iv) The selling price and terms of purchase by either the Trustees or Employer, pursuant to this right of first refusal, shall be no less favorable to the seller than the greater of the selling price and terms offered by a good faith purchaser or fair market value;

          (v)  The right of first refusal shall lapse no later than fourteen
               (14) days after notice of the third party offer is given.


     Section 14.3.  Payment of Purchase Price.  If a Former Participant
     ------------   -------------------------
exercises a put option pursuant to Section 14.1 or if the Employer or the Trustee, at the Committee's direction exercises an option to purchase a Former Participant's Employer Securities pursuant to Section 14.2, the purchaser may make payment by delivery of a note with payments commencing not more than thirty
(30) days after the exercise of the put option. The payment obligation will be satisfied by the delivery of said note, which must meet the following requirements:

     (a) the note must bear a reasonable rate of interest determined at Closing;

     (b)  the purchaser must provide adequate security for the note;

     (c)  the note must provide for equal annual installments not to exceed five
(5) years, with interest payable with each installment, the first installment due and payable thirty (30) days after the exercise of the Put Option;

     (d) the note must provide for acceleration upon thirty (30) days' default of the payment on interest or principal; and

     (e) the note must grant to the maker the right to prepay the note in whole or in part at any time or times without penalty; provided, however, the purchaser must not have the right to make any prepayment during the calendar year or fiscal year of the Participant (Beneficiary) in which Closing occurs.

     Payment under a put option may not be restricted by the provisions of a loan or any other arrangement, including the terms of the Company's articles of incorporation, unless so required by applicable state law.

     Section 14.4.  Notice.  A person has given notice under this Section when
     ------------   ------
the person deposits the notice in the United States mail, first class, postage prepaid, addressed to the person entitled to the Notice at the address currently listed for the person in the Committee records. Any person affected by this Section has the obligation to inform the Committee of any change of address.

     Section 14.5.  Nonterminable Protections and Rights.  Except as provided in
     ------------   ------------------------------------
this Article, no Employer Securities may be subject to a put, call, or other option, or buy-sell or similar arrangement when held by and when distributed from the Trust Fund, whether or not the Plan is then an employee stock ownership plan. The protections and rights granted in this Article, in Sections 6.1, 7.1, and 7.3 pursuant to Code Section 409(o) attributable to stock acquired after December 31, 1986, and in Section 14.7 pursuant to Code Section 401(a)(28)(B), are nonterminable and shall continue to exist under the terms of this Plan so long as any Employer Security is held by the Trust Fund or by any Participant or other person for whose benefit such protections and rights have been created. Neither the repayment of an Exempt Loan described in Section 14.6 nor the failure of the Plan to be an employee stock ownership plan, nor an amendment of the Plan shall cause a termination of the protections and rights.

     Section 14.6.  Investment in Employer Securities.
     ------------   ---------------------------------

     (a)  Type of Employer Securities.  The Trustee shall invest the Trust Fund
          ---------------------------
primarily in Qualifying Employer Securities to the extent practicable and may invest one hundred percent (100%) of the Trust Fund in Employer Securities. The Employer Securities may be Treasury Stock which has been purchased by the Employer; stock which has been authorized, but never issued by the Employer; Employer Securities traded on a public market; or Employer Securities owned by shareholders of the Employer. Provided, however, that the Trustee shall invest the proceeds of an Exempt Loan to acquire only Qualifying Employer Securities described in Section 2.18.

     (b)  Purchase Price.  For the purchase of Employer Securities, from the
          --------------
Parent or any Employer or from a shareholder of the Parent or any Employer, the Trustee shall not pay more than fair market value as determined by the current market price of the Employer Securities, if there is a market, and if there is not a market for the stock, then as determined by an independent appraisal after taking into account the book value of the stock, the earnings of the Employer and other factors normally taken into account in determining fair market value of stock of a corporation. All valuations of Employer Securities which are not readily tradable on an established securities market, with respect to activities carried on by the Plan, must be made by an independent appraiser meeting requirements similar to requirements of the Regulations prescribed under Code
Section 170(a)(1). For the purchase of Employer Securities from a Disqualified Person, the value of the Employer Securities must be determined as of the date of the transaction. For any other purchase, the value shall be based on a current valuation. Notwithstanding the preceding provisions of this Section, the

Trustee may purchase Employer Securities at a price lower than that determined in accordance with the preceding provisions of this Section 14.6(b) from any source whatsoever. If a public market is made for the Employer Securities, the purchase price shall be the average of the closing prices on the OTC for the last three days for which such prices are quoted in the Wall Street Journal preceding the purchase.

     (c)  Exempt Loan.  From time to time, the Trustee may purchase Employer
          -----------
Securities (i) which are paid for in whole or in part with the Trust's promissory note or (ii) which are paid for in whole or in part with funds borrowed from others, any such indebtedness being herein referred to as an "Exempt Loan." The term Exempt Loan means a loan that satisfies the provisions of Treasury Regulations Section 54.4975-7(b) and is described in this Section 14.6(c). The Trustee is expressly authorized to enter into an Exempt Loan transaction. The following terms and conditions apply to any Exempt Loan.

          (i)  The Trustee shall use the proceeds of any Exempt Loan:

               (A) to acquire Employer Securities described in Section 14.6(a)(i), (ii) or (iii);

               (B)  to repay the Exempt Loan; or

               (C)  to repay a prior Exempt Loan.

          (ii) Any Exempt Loan shall provide that the creditor is without recourse against the Plan and Trust. The Exempt Loan shall further provide that no person entitled to payment under the Exempt Loan shall have any rights to the assets of the Plan and Trust other than:

               (A)  the collateral given under the Exempt Loan;

               (B) contributions (other than contributions of Employer Securities) made by the Employer to meet the repayment requirements of the Exempt Loan; or

               (C)  earnings attributable to:

                    (1) the Employer Securities pledged as collateral for such loan; or

                    (2) the Employer contributions described in the preceding paragraph (B).

          (iii)Any Exempt Loan shall provide that payments made on the loan by the Plan shall not exceed for any Plan Year an amount equal to the sum of Employer Contributions and Plan earnings for the current Plan Year, plus the amounts in prior years, less the sum of the note payment for prior years. Such Employer Contributions and Plan earnings shall be accounted for separately in the Plan accounting records until the Exempt Loan is repaid.

          (iv) Collateral for the Exempt Loan shall be restricted to Employer Securities acquired with the proceeds of the Exempt Loan or Employer Securities acquired with a prior Exempt Loan which prior Exempt Loan is repaid with the proceeds of the Exempt Loan.

          (v) Any Exempt Loan shall provide that in the event of default, the value of the Plan assets transferred in satisfaction of the Exempt Loan must not exceed the amount of the default. If the lender is a Disqualified Person, the Exempt Loan shall provide for the transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the repayment schedule of the loan.

          (vi) Any Exempt Loan shall provide for a reasonable rate of interest, taking into account all relevant factors.

          (vii)Any Exempt Loan shall provide for a release from encumbrance of shares of Employer Securities held as collateral as of each Accounting Date equal to the number of encumbered shares of Employer Securities held immediately before the release, multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid during the Plan Year. The denominator of the fraction is the sum of the principal and interest to be paid in all future years without taking into account any possible extensions of the loan. If a variable rate of interest is used, the calculation of the denominator shall be based upon the rate applicable as of the end of the Plan Year in question. Release of shares of more than one class shall be made on a pro rata basis applying such fraction.

         (viii)Any Exempt Loan shall call for a definitely determinable period of repayment and may not be payable at the demand of any person except in the case of default.

          (ix) The Trustee shall comply with all requirements under Code Section 4975 and the applicable Treasury regulations to assure that the loan qualifies as an Exempt Loan.

          (x) Notwithstanding that this Plan ceases to be an employee stock ownership plan, Employer Securities acquired with the proceeds of an Exempt Loan will continue, after the Trustee repays the loan, to be subject to the provisions of Treasury Regulations Sections 54.4975-7(b)(4), (10), (11) and (12) relating to put, call or other options and to buy-sell or similar arrangements, except to the extent those regulations are inconsistent with Code Section 409(h).

     (d)  Allocation.  The Committee shall allocate all Employer Securities
          ----------
contributed or purchased for each Plan Year in accordance with the provisions of
Section 5.2. Additional shares or fractional shares of Employer Securities shall be added to each Participant's Employer Securities Account as of the Accounting Date.

          (i) Provided, however, that the Committee shall direct the Trustee to hold any shares of Employer Securities which are acquired with the proceeds of an Exempt Loan in a suspense account. As of each Accounting Date, a pro rata amount of such Employer Securities shall be released from the suspense account in accordance with
               Section 14.6(c)(vii), and non-monetary units representing Participants' interests in assets withdrawn from the suspense account shall be allocated in accordance with the immediately preceding paragraph. The amount to be released shall equal the total number of shares acquired from the proceeds of the Exempt Loan, multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid on the loan during the Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future years, without taking into account any possible extensions of the loan.

          (ii) Any dividend income received during the year for the shares held in suspense shall be applied by the Trustee in the subsequent year towards the repayment of the Exempt Loan.

     (e)  Voting Rights.  EFFECTIVE JANUARY 1, 1987, a Participant is entitled
          -------------
to direct the exercise of voting rights or other rights with respect to the whole or fractional shares of stock allocated to said Participant's Account.
FFE Transportation Services, Inc. shall provide to each Participant materials pertaining to the exercise of such rights containing all the information distributed to shareholders as part of its distribution of such information to shareholders. A Participant shall have the opportunity to exercise any such rights within the same time period as shareholders of FFE Transportation Services, Inc. In the exercise of voting rights, votes representing fractional shares of stock and shares of stock held in unallocated inventory shall be voted in the same ratio for the election of directors and for and against each issue as the applicable vote directed by Participants with respect to whole and fractional shares of stock. Likewise where a participant(s) fails or refuses to exercise the right to direct the exercise of voting rights, the same ratio shall be applicable to such whole and fractional shares.

          EFFECTIVE MARCH 27, 1987, the following provisions apply:

          (i) Each Participant shall be entitled to direct the Trustee as to the manner in which voting rights with respect to shares of Employer Securities allocated to such Participant's Account shall be exercised.

          (ii) Each Participant shall have the right to direct the Trustee as to the manner in which voting rights are to be exercised with respect to a pro rata portion of the unallocated shares of Employer Securities held by the Trust. Such pro rata portion shall be determined by multiplying the total number of unallocated shares of Employer Securities by a fraction, the numerator of which is the number of shares over which the Participant has voting rights in accordance with subsection (a) and the denominator of which is the total number of such shares allocated to the Accounts of all Participants.

          (iii)In order to implement the voting rights granted in this Section, the Parent or Plan Administrator shall furnish the Trustee and the Participants with a notice or information statement which complies with both the law and the Parent's charter and bylaws applicable to security holders in general. Allocated shares of Employer Securities with respect to which timely voting instructions have not been received shall be voted by the Trustee on each matter in the same proportion as shares with respect to which such instructions have been received on such matter, provided, however, EFFECTIVE JANUARY 1, 1989, they shall be voted by the Trustee as though they were unallocated shares.

     (f)  Tender Offer
          ------------

          (i) Notwithstanding any other provisions of the Plan or Trust, the provisions of this Section shall govern the tendering of shares of Employer Securities held in this Plan. Upon commencement of a tender offer for any securities held by the Trust that are Employer Securities, the Plan Administrator shall notify each Participant of such tender offer, utilize its best efforts to timely distribute or cause to be distributed to the Participants such information as is distributed to shareholders of the Employer in connection with such tender offer, and shall provide a means by which the Participant can instruct the Trustee whether or not to tender the Employer Securities allocated to such Participant's Accounts. The Plan Administrator shall provide the Trustee with a copy of any materials provided to Participants. Each Participant shall have the right to instruct the Trustee as to the manner in which the Trustee is to respond to the tender offer for any or all of the Employer Securities allocated to such Participant's account. The Trustee shall respond to the tender offer with respect to the Employer Securities as instructed by the Participant. The Trustee shall not tender Employer Securities allocated to a Participant's account for which the Trustee has received no instructions from the Participant.

          (ii) The Trustee shall tender that number of unallocated shares of Employer Securities which is determined by multiplying the total number of unallocated shares by a fraction of which the numerator is the number of shares of Employer Securities allocated to Participants' accounts for which the Trustee has received instructions from Participants to tender (and such instructions have not been withdrawn as of the date of determination) and the denominator is the total number of shares of Employer Securities allocated to Participants' accounts.

          (iii)A Participant who has directed the Trustee to tender shares of Employer Securities allocated to such Participant's Account may, at any time, prior to the tender offer withdrawal date, instruct the Trustee to withdraw, and the Trustee shall withdraw such shares of Employer Securities from the tender offer prior to the withdrawal deadline. Prior to such withdrawal deadline, if unallocated shares of Employer Securities have already been tendered, the Trustee shall redetermine the number of shares of Employer Securities which would be tendered under subsection (ii) if the date of such withdrawal were the date of determination, and withdraw the number of unallocated shares necessary to reduce the number of allocated shares tendered to the amount so redetermined. A Participant shall not be limited as to the number of instructions to tender or withdraw which he may give to the Trustee.

          (iv) The Trustee shall credit the proceeds, received in exchange for the tendered Employer Securities allocated to the Account of each Participant who instructed the Trustee to so tender, to that Participant's account. The Trustee shall exercise its best efforts to invest the proceeds from such tender, whether cash or securities, in conformity with the requirements of Code Section 4975.

     (g)  Shareholder Agreements.  The Trustee may enter into agreements with
          ----------------------
shareholders to purchase shares of Employer Securities under which the Trustee is granted an option to purchase all or a portion of the shares of Employer Securities owned by the shareholders on the death of the shareholder or shareholders. To provide for the funding of the purchase of shares of Employer Securities, the Trustee may apply for and pay premiums on contracts of life insurance on the life of such shareholder for the benefit of the Trust Fund as a whole, provided, however, that if this Plan invests in Leveraged Employer Securities the Trustee may not enter into any agreement which would obligate the Plan and Trust to purchase Employer Securities from a particular shareholder at an indefinite time determined upon the happening of an event such as death of the shareholder.

     Section 14.7.  Partial Diversification of Investment.  A Qualified
     ------------   -------------------------------------
Participant may elect within the Diversification Election Interval during his Qualified Election Period to direct the Trustee on the investment of: (a) not more than twenty-five percent (25%) of the Qualified Participant's Account Balance (excluding accumulated employee contributions) at the end of the Plan Year, reduced by amounts previously diversified, during the first five (5) years of his Qualified Election Period; and (b) not more than fifty percent (50%) of the Qualified Participant's Account Balance (excluding accumulated employee contributions) at the end of the Plan Year, reduced by amounts previously diversified, during the sixth (6th) year of his Qualified Election Period.

     The Trustee shall complete diversification of a Qualified Participant's investment in accordance with a Qualified Participant's Election no later than ninety (90) days after the close of the Diversification Election Interval. The Trustee shall satisfy this requirement: (a) by distributing to the Participant an amount equal to the amount for which the Participant elected diversification; or (b) by substituting for the amount of the Employer Securities for which the Participant elected diversification an equivalent amount of other assets, according to the Participant's investment direction based on at least three (3) investment options consistent with applicable Treasury regulations. All valuations of Employer Securities contemplated herein must be made by an independent appraiser.

     For purposes of this Section, the following definitions apply:

     (a) "Qualified Participant" means any Employee who has completed at least ten (10) years of participation under the Plan and has attained age fifty-five
(55) years.

     (b) "Qualified Election Period" means the six (6) Plan Year Period beginning with the Plan Year in which the Participant becomes a Qualified Participant.

     (c) "Diversification Election Interval" means the span of ninety (90) days after the close of each Plan Year within a Qualified Participant's Qualified Election Period.

                                 * * * * * * *

                                ARTICLE FIFTEEN
                                ---------------

                           INTERPRETATIVE PROVISIONS
                           -------------------------

     Section 15.1.  Headings.  The headings in this Agreement are for
     ------------   --------
convenience only and shall not be considered in construing this Agreement.

     Section 15.2.  Context.  In this Agreement, wherever the context of the
     ------------   -------
Plan dictates, words used in the masculine may be construed in the feminine, the plural includes the singular and the singular includes the plural.

      Section 15.3.  Employment Not Guaranteed.  Nothing contained in this
      ------------   -------------------------
Agreement, or regarding the establishment of the Plan or Trust, or any modification or amendment to the Agreement, Plan or Trust, or in the creation of any Account, or the payment of any benefit, shall be construed as giving any Employee, Participant or Beneficiary whomsoever any right to continue in the Service of the Employer, any legal or equitable right against the Committee, against the Employer, its stockholders, officers or directors or against the Trustee, except as expressly provided by the Agreement, the Plan, the Trust, ERISA or by separate agreement. Employment of all persons by the Employer shall remain subject to termination by the Employer to the same extent as if this Agreement had never been executed.

      Section 15.4.  Governing Law.  This Agreement and each of its provisions
      ------------   -------------
shall be construed and their validity determined by the laws of the State of Texas and applicable Federal law to the extent Federal statute supersedes Texas law.

      Section 15.5.  Securities Laws.  FFE Transportation Services, Inc.
      ------------   ---------------
reserves the right to withhold authorization of any distribution of an Account or to restrict the distribution or transfer of any shares of Employer Securities from an Account to the extent necessary to satisfy the requirements of any federal or state law or regulations applicable to Employer securities.

      Section 15.6.  Parties Bound.  This Agreement shall be binding on all
      ------------   -------------
persons entitled to benefits under the Plan, their respective heirs and legal representatives, on the Employer, its successors and assigns, and on the Trustee, the Committee and their successors.


                                 * * * * * * *

          IN WITNESS WHEREOF, FFE TRANSPORTATION SERVICES, INC. has caused this Plan to be executed by its duly appointed officers on this _____________________ day of December, 1994.
                                    FFE TRANSPORTATION SERVICES, INC.


                                    By:
                                       -----------------------------------------
                                            President


ATTEST:



- --------------------
Secretary